As filed with the Securities and Exchange Commission on November 18, 2024

Investment Company Act File No. 811-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

(CHECK APPROPRIATE BOX OR BOXES)
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No.
Corient Registered Alternatives Fund
(Exact name of Registrant as specified in Charter)

2 South Biscayne Boulevard
Suite 3200
Miami, Florida 33131
(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: 305-786-6577
Scott Akins
Segall Bryant & Hamill, LLC
c/o Corient
2 South Biscayne Boulevard
Suite 3200
Miami, Florida 33131
(Name and address of agent for service)

COPY TO:
George Zornada, Esq.
Pablo Man, Esq.
K&L Gates LLP
One Congress Street
Boston, Massachusetts 02114

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (the “Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)
☐	when declared effective pursuant to section 8(c) of the Securities Act.

If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: __.

Check each box that appropriately characterizes the Registrant:
☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).
☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
_____________________________
This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act. Shares of Registrant are not being registered under the Securities Act and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definitions of an “accredited investor” in Regulation D under the Securities Act, a “qualified client” in Rule 205-3 under the Investment Advisers Act of 1940, and an “Eligible Investor” as described in this Registration Statement. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, shares of Registrant.

The information required to be included in this Registration Statement by Part A-Information Required in a Prospectus and Part B-Information Required in a Statement of Additional Information of Form N-2 is contained in the confidential private placement memorandum (the “Confidential Private Placement Memorandum”) that follows.

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Corient Registered Alternatives Fund

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
November 18, 2024

In making an investment decision, an investor must rely upon its own examination of Corient Registered Alternatives Fund (the “Fund”) and the terms of the offering, including the merits and risks involved, of the common shares of beneficial interest (the “Shares”) described in this Confidential Private Placement Memorandum. The Shares have not been registered with, or approved or disapproved by, the U.S. Securities and Exchange Commission (“SEC”) or any other U.S. federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Confidential Private Placement Memorandum or the merits of an investment in the Shares. Further, the Shares are not deposits or obligations of, or guaranteed or endorsed in any way by any bank and are not insured by the U.S. Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other governmental agency. Any representation to the contrary is a criminal offense.

No Right of Redemption

Shareholders do not have the right to cause the Fund to redeem their Shares, other than limited rights of a Shareholder’s descendants or estate to request a repurchase of Shares in the event of such Shareholder’s death. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner as may be permitted. No public market for the Shares exists, and the Fund contemplates that one will not develop. Consequently, Shareholders may not be able to liquidate their investment. An investment in the Fund may not be suitable for investors who may need the money they invest in a specified timeframe.

TO ALL INVESTORS
The Shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The offering contemplated by this Confidential Private Placement Memorandum is made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, as well as analogous exemptions under state securities laws. This Confidential Private Placement Memorandum does not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Shares be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Private Placement Memorandum. Prospective investors should not rely on any information not contained in this Confidential Private Placement Memorandum. This Confidential Private Placement Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Shares and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Prospective investors should not construe the contents of this Confidential Private Placement Memorandum as legal, tax or financial advice. Each prospective investor should consult its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust, the Securities Act and applicable state securities laws, pursuant to registration or exemption from those provisions. Shares of the Fund have not been registered for sale outside of the United States. This Confidential Private Placement Memorandum is not intended for distribution to prospective investors outside of the United States.

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SUMMARY OF TERMS
This is only a summary. This summary does not contain all of the information that you should consider before investing in Corient Registered Alternatives Fund. You should review the more detailed information contained in this confidential private placement memorandum (the “Confidential Private Placement Memorandum”).

The Fund
Corient Registered Alternatives Fund (the “Fund”) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. The Fund’s investment adviser is Segall Bryant & Hamill, LLC (the “Adviser”) and the Fund’s subadviser is Churchill Asset Management LLC (the “Subadviser”).

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees of the Fund (each, individually a “Trustee” and collectively, the “Board”) without approval of the shareholders of the Fund (“Shareholders”).

Investment Strategies	Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in alternatives investments and investments with exposure to alternatives investments. For purposes of this policy, alternatives investments include, without limitation:
	•	direct primary private equity investments and co-investments and secondary purchases of such investments (“PE Assets”), with such assets selected by the Subadviser in accordance with its co-investment policies and procedures;
	•	unlisted business development companies (“BDCs”) and real estate investment trusts (“REITs”);
	•	private funds not registered as investment companies (hedge funds, private equity funds and private credit/debt funds); and
	•	other registered investment companies, whether private or public, that invest in the above private markets investments.

In addition, the Fund may invest up to 20% of its assets for both investment and liquidity purposes in public equities that may have a nexus to private markets, debt instruments, government securities and cash and cash equivalents.

The Fund may make investments both inside and outside of the United States. The Fund may utilize wholly-owned subsidiaries for investment purposes.

The Fund relies on an exemptive order from the U.S. Securities and Exchange Commission (the “SEC”) that permits it to, among other things, co-invest with certain affiliated persons of the Subadviser, subject to certain terms and conditions. The Adviser may seek a similar exemptive order in the future that would permit it to, among other things, co-invest with certain affiliated persons of the Adviser, subject to certain terms and conditions.

Over time, the Fund anticipates its various strategies to reflect, approximately, growth (50%), income (45%) and liquid (5%). All such approximate percentages are targets and not limits.
The Offering	The Fund continuously offers and sells shares of beneficial interests (the “Shares”) designated as Class I Shares (“Class I Shares”). Investors who purchase Shares in the offering, and other persons who acquire Shares and are admitted to the Fund, will become Shareholders. The Fund currently intends to accept purchases of Shares as of the first business day of each calendar month. All Shares are sold at the most recently calculated net asset value (“NAV”) per Share for the class of Shares purchased as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any account is $50,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced or waived by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser, the Subadviser or their affiliates) at the discretion of the Adviser. See “Purchases of Shares.”

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.

Eligibility
Investors must be an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and a “qualified client,” as defined in Rule 205-3 under the Investment Advisers Act of 1940 (the “Advisers Act”). Investors who are “accredited investors” and “qualified clients” are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Certain sub-placement agents may impose stricter investor eligibility requirements (or, in the event applicable regulatory restrictions change, less stringent eligibility requirements).
An investment in the Fund involves a considerable amount of risk. A Shareholder may lose some or all of its investment in the Fund. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is a highly illiquid investment. See “Risks.”

Liquidity; Transfer Restrictions
The Fund is a highly illiquid investment. Shares are not, and there is no intention that Shares will be, listed on any securities exchange or traded in any public or other market. Shares may not currently be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares. Shares should be viewed as a long-term investment.
Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants or estate to request a repurchase of Shares in the event of such Shareholder’s death. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner as may be permitted. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased Shareholder. Shareholders may have limited ability to transfer Shares in certain circumstances with the approval of the Fund’s Board.

Repurchase of Shares
To provide a limited degree of liquidity, the Fund may conduct repurchase offers in the form of issuer tender offers for a portion of its outstanding Shares at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so.
The Fund will conduct repurchase offers or take any other action permitted by the tender offer rules under the Securities and Exchange Act of 1934 (the “Exchange Act”) and described in the written tender offer notice that will be provided to Shareholders for each repurchase offer.
In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser in consultation with the Subadviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on the last business day of March, June, September and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.
The Fund currently does not intend to offer to repurchase Shares at any time during the first two (2) years of operations of the Fund. An early repurchase fee of 2% (an “Early Repurchase Fee”) will apply to Shares tendered for repurchase prior to the expiration of twenty-four (24) months following purchase.

The Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. The Adviser expects that, generally, it will recommend to the Board that each repurchase offer ordinarily be limited to the repurchase of no more than 5% of the Shares outstanding although any particular recommendation may be outside this range. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately sixty-five (65) days or less prior to the date of repurchase by the Fund. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of any increase or decrease in the percentage of the Shares being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.
The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.
See “Redemptions, Repurchases and Transfers of Shares.”

Leverage
The Fund does not currently intend to use leverage for investment purposes, but reserves the right to borrow money or otherwise utilize leverage, on a secured or unsecured basis and on a joint, several, joint and several or cross-collateralized basis, subject to the limitation of the 1940 Act, for any proper purposes related to the activities of the Fund, including, without limitation, for cash management purposes, for hedging purposes, to “bridge” capital contributions to underlying funds, to cover repurchases or to finance any investment-related activities of the Fund, or for other purposes. Leverage is speculative and involves certain risks. The Fund may enter into derivative and similar transactions for hedging or investment purposes that may also create leverage. In general, the use of leverage by the Fund may increase the volatility of the Fund.

Distributions
Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.
Each Shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s intermediary (who should be directed to inform the Fund). See “Distributions” and “Dividend Reinvestment Plan.”

Adviser
The Adviser serves as the Fund’s investment adviser pursuant to the terms of an investment advisory agreement with the Fund (the “Advisory Agreement”). The Adviser is an indirect wholly-owned subsidiary of CI Financial Corp. (together with the Adviser and its other affiliates, “CI Financial”) (TSX:CIX). CI Financial Corp. is an independent public company based in Toronto, Canada offering global wealth management and asset management advisory services.
The Adviser was formed as a limited liability company under the laws of the State of Delaware in 1994 and is a registered investment adviser under the Advisers Act. The Adviser currently serves as an investment adviser of certain unregistered private investment companies and registered investment companies. The Adviser uses CI Financial’s global network of resources, due diligence skills, intellectual capital and experience in seeking to achieve the Fund’s investment objective.

As of June 30, 2024, the Adviser had approximately $25.7 billion in assets under management (“AUM”).* See “Management of the Fund – Adviser.”
Adviser Management Fee and Incentive Fee
The Adviser will receive two forms of compensation from the Fund, a management fee and potentially an incentive fee.
In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets, calculated and accrued monthly as of the last business day of each month (the “Management Fee”). The Adviser will pay the Subadviser the Subadviser Fee (as defined below) out of the Management Fee.
For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s assets will be calculated prior to the inclusion of the Management Fee and Adviser Incentive Fee (if any, as discussed below) payable to the Adviser or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee will be payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.
The Adviser also potentially may receive an annual incentive fee (the “Adviser Incentive Fee”). At the end of each calendar year, the Adviser will be entitled to receive an Adviser Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Adviser Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such year, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such year and (C) the amount of dividends and other distributions paid in respect of the Fund during such year and not reinvested in additional Shares through the DRP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such year and (Y) the aggregate issue price of Shares of the Fund issued during such year (excluding any Shares issued in connection with the reinvestment through the DRP of dividends paid, or other distributions made, by the Fund through the DRP).

The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero at the beginning of each year and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, before giving effect to any repurchases or distributions for such month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such month and (B) the aggregate issue price of Shares of the Fund issued during such month (excluding any Shares issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such month, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such month and (Z) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional Shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Adviser Incentive Fees are accrued monthly and paid annually.
For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.

*Assets under management/Assets under advisement (AUM/AUA) data as of June 30, 2024. Model unified managed account (“UMA”) assets of $122 million are included in the AUA portion of the AUM/AUA total. Includes domestic and international equity. Corient Private Wealth assets of $6.88 billion are included in the AUM portion and Model UMA assets of $549.1 million are included in the total firm equity assets (AUM/AUA).

Subadviser
The Subadviser serves as the Fund’s sole and exclusive subadviser and manages the day-to-day investment of the PE Assets portion of the Fund’s portfolio pursuant to a subadvisory agreement (the “Subadvisory Agreement”). The Subadviser is a leading capital provider for private equity-backed middle market companies and operates a U.S. middle market direct lending and private capital business. The Subadviser is an investment adviser registered under the Advisers Act, manages over $50 billion in committed capital, and manages numerous private investment funds and business development companies. The Subadviser is an indirect subsidiary of Teachers Insurance and Annuity Association of America.
Over time, the Fund anticipates that the PE Assets portion of the portfolio will represent approximately 50% of the Fund’s overall portfolio. See “Management of the Fund – Subadviser.”

Subadviser Fee and Subadviser Incentive Fee
In return for its services, the Subadviser will receive from the Adviser a subadvisory fee (the “Subadviser Fee”) of: 0.50% per annum on gross subadvised assets up to $249,999,999, 0.45% per annum on incremental gross subadvised assets between $250,000,000 and $499,999,999 and 0.40% per annum on incremental gross subadvised assets exceeding $500,000,000; provided, that the preceding fee schedule will apply only if gross subadvised assets equal or exceed $50,000,000 and otherwise the subadvisory fee will be 0.85% per annum. The Subadviser Fee will be payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter.
The Subadviser also potentially may receive from the Fund an incentive fee (the “Subadviser Incentive Fee”) calculated and paid upon realization of each PE Asset as follows. Upon sale or other disposition of a PE Asset (a “Realization”), proceeds from such Realization will be apportioned in the following order: (i) first, 100% to the Fund until the Fund has received proceeds under this clause (i) equal to the sum of (a) the amount the Fund has invested in the PE Asset experiencing the Realization; plus (b) without duplication of amounts described in the foregoing clause (a), (A) Fund expenses incurred specifically in (X) initially making the PE Asset investment and (Y) obtaining the Realization of such PE Asset, and (B) an amount equal to the Subadviser Fee paid to the Subadviser to date with respect to such PE Asset, net of any amounts previously distributed under this sub-clause (B); (ii) second, 100% to the Fund until the Fund has received an amount equal to the Preferred Return (as defined below); (iii) third, 100% to the Fund, on a dollar for dollar basis, of any Subadviser Memo Account (as defined below) that has not been recouped by the Fund in later Realizations of PE Assets through operation of this clause (iii); (iv) fourth, 100% to the Subadviser until the Subadviser has received 10% of the amount making up the Fund’s Preferred Return; and (v) thereafter, 90% to the Fund and 10% to the Subadviser.
The “Preferred Return” means an amount sufficient to provide the Fund with an 8% per annum (compounded) return on the Fund’s investment in the PE Asset involved in a Realization. The “Subadviser Memo Account” means the cumulative amount of net losses, if any, arising from previous Realizations of PE Assets. For purposes of the Subadviser Memo Account, the amount of “net losses” shall be calculated taking into account amounts invested by the Fund in PE Assets as determined according to clause (i) above.
In the event the Subadvisory Agreement is terminated prior to the realization of all of the PE Assets, then the Subadviser Incentive Fee will become due and payable in respect of each PE Asset. See “Management of the Fund – Subadvisory Agreement.”

Fund Expenses and Expense Limitation and Reimbursement Agreement
In addition to the Adviser and Subadviser compensation, the Fund also will bear its own operating expenses (including, without limitation, its ongoing offering expenses). The Fund’s anticipated expenses include expenses of an administrator and transfer agent, custodian, audit and legal expenses, costs of borrowing and related expenses, brokerage and allocable expenses of the Adviser and Subadviser under relevant agreements with the Fund.
Through the first anniversary of the Fund’s commencement of operations, the Adviser agrees to reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis exceed 1.75% of the month-end NAV of the Fund.
The Expense Limitation Agreement excludes (a) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes and brokerage costs, (b) acquired fund fees and expenses, (c) the Fund’s proportionate share of expenses related to direct investments, (d) litigation and extraordinary expenses, (e) the Adviser Incentive Fee, (f) any subadvisory fees (including incentive fees) payable to or expenses of the Subadviser, and (g) any placement fees.

The Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of this letter agreement (whether through reduction of its management fee or otherwise) (an “Adviser Recoupment”) in later periods subject to the conditions that: (a) the Fund is not obligated to pay any such reimbursed fees or expenses more than three (3) years after the date on which the fee or expense was borne by the Adviser, and (b) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the applicable expense cap. For the avoidance of doubt, the Subadviser shall not be party to any Expense Limitation Agreement and the fees and expenses of the Subadviser shall not be subject to any waiver, deferral or limitation of any kind. See “Summary of Fund Expenses.”

Governance
The Fund is governed by the Board, which has overall responsibility for monitoring the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser and the Subadviser. See “Management of the Fund.”

Administrator and Transfer Agent
UMB Fund Services, Inc. serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is responsible for generally managing the administrative affairs of the Fund. The Fund has engaged UMB Fund Services, Inc. as the Fund’s transfer agent (the “Transfer Agent”).

Custodian	The Fund has engaged UMB Bank, n.a. as the Fund’s custodian (the “Custodian”).
Placement Agent	Foreside Financial Services, LLC is the Fund’s placement agent for the Shares (the “Placement Agent”) and serves in that capacity on a best-efforts basis, subject to various conditions.
ERISA Considerations
Investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts (“IRAs”), 401(k) plans and Keogh plans, may purchase Shares. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, none of the Fund, the Adviser or the Subadviser will be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder, solely as a result of the ERISA plan’s investment in the Fund. See “ERISA Considerations.”

Tax Considerations
The Fund expects to qualify as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund is not subject to federal income tax on that part of its taxable income that it distributes to Shareholders. Taxable income consists generally of net investment income and any capital gains. The Fund will distribute substantially all of its net investment income to Shareholders. These distributions generally will be taxable as ordinary income or capital gains to the Shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Shareholders of the amount and character of the distributions to Shareholders. To the extent an investor does not acquire Shares of the Fund using indebtedness, the Fund is not expected to generate income taxable for otherwise tax-exempt investors. See “Tax Considerations.”

Reports to Shareholders
As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Fiscal Year	The Fund’s fiscal year is March 31.
Risks
The following is a selection of risk factors relevant to the Fund. The Fund will invest in various companies, ventures and business (“Portfolio Companies”) as well as private funds and registered investment companies (“Portfolio Funds”). Certain PE Assets may also be included in the term “Portfolio Funds.” As applicable, references below to the “Adviser” shall mean the Adviser, the Subadviser and the advisers to the Portfolio Funds. In addition, as applicable, reference below to the “Fund” shall mean the Portfolio Funds in which the Fund invests.

The risks included below represent a summary of the primary risks associated with an investment in the Fund. Additional risk factors are included in the section of this Confidential Private Placement Memorandum titled “Risks.” Investors should read carefully this Confidential Private Placement Memorandum for further information on the various risks prior to investing into the Fund.

GENERAL INVESTMENT RISKS
Fluctuations in Performance. The Fund could experience fluctuations in its performance due to a number of factors. Past performance should not be relied upon as being indicative of future results.
Competition for Investment Opportunities. The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding. The Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements that the Fund must satisfy to maintain its qualification as a RIC.
Co-Investment Risk. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.
Restricted and Illiquid Investments. The Fund generally may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
Legal and Regulatory Constraints. The Fund is subject to numerous constraints on its operations under both the 1940 Act and the Code. These constraints, among others, may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve the Fund’s investment objective.
MANAGEMENT RISKS
Dependence on the Adviser. The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund investments and, in doing so, has no responsibility to consult with any Shareholder. The ability to achieve the Fund’s investment objective depends on the Adviser’s ability to identify, analyze and make portfolio investments that meet the Fund’s investment criteria.
If the Adviser cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to make distributions.
Performance-Based Compensation. The Fund will pay and the Portfolio Fund managers generally also will receive performance-based compensation. The performance-based compensation that will be received by the Adviser may create an incentive for the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation.
Transactions with Affiliates. Affiliates of the Adviser or the Subadviser engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there may be instances in which the interests of such affiliates conflict with the interests of the Fund. Affiliates of the Adviser or the Subadviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund’s investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. The Fund relies upon exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Subadviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Trustees who have no financial interest in the co-investment transaction and a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment for the Fund will not be on a basis different from, or less advantageous than, the price, terms and conditions for each other fund participating pursuant to the exemptive relief. A copy of the Subadviser’s application for exemptive relief, including all of the conditions, and the related order on which the Fund relies are available on the SEC’s website at http://www.sec.gov. In addition, affiliates of the Adviser, the Subadviser or their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund investments for investment opportunities. The Fund may invest in entities that are affiliates of or are managed by the Adviser or the Subadviser, including in respect of which it or its affiliates may receive investment management, advisory or other fees, in addition to those payable by the Fund. The Adviser, the Subadviser or their respective affiliates may earn fees from Fund investments or the Fund for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.

Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.
PORTFOLIO COMPANY RISKS
Nature of Portfolio Companies. The Fund’s investments will include direct and indirect investments in Portfolio Companies.
Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which the Fund invests.
Control Positions. The Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.
Limited Control. In cases where the Fund does not take controlling equity positions in Portfolio Companies, the Fund will be subject to the risk that a Portfolio Company may make business decisions with which the Adviser disagrees, and the stockholders and management of a Portfolio Company may take risks or otherwise act in ways that are adverse to the Fund’s interests.
Uncertain Valuation. The Fund’s portfolio investments are generally not in publicly traded securities (unless a Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). It is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, fair market value determinations with respect to any non-publicly traded Portfolio Company investment may cause the Fund’s NAV on a given date to materially understate or overstate the value that may ultimately be realized on one or more of the Fund’s investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their Shares than the value of the Fund’s investments might warrant.
Lock-Up Provisions. The Fund will often be subject to lock-up provisions that prohibit the Fund from selling its Portfolio Company investments into the public market for specified periods of time after an initial public offering, typically one hundred and eighty (180) days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an initial public offering.
Complex Capital Structures. Certain private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate.

CREDIT-RELATED RISKS
Debt Securities Generally. The Fund may invest in fixed income securities and other debt securities, directly or through its investments in Portfolio Funds. Certain of these securities may be unrated by a recognized credit-rating agency or below investment grade, which are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Fund may invest in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund will therefore be subject to credit and liquidity risks, including the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. In addition, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. Investment in a debt instrument will normally involve the assumption of interest rate risk.
Credit and Counterparty Risk. There is a risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter (“OTC”) derivatives contract, or a borrower of an underlying fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation.
Portfolio Funds that invest in below-investment-grade securities, also called non-investment grade bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk.
While Adviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Loans Generally. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.
In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Prepayment. Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. When credit market conditions become more attractive to obligors, the rate of prepayment of the Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Fund.
Other Lending Risks. The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan.
RISKS RELATED TO PORTFOLIO FUNDS
Fund of Funds Risk. The Fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying fund’s performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. Portfolio Funds will be subject to other risks that are not included in this Confidential Private Placement Memorandum. These unlisted risks could lead to financial exposure for the Fund and the Shareholders.

Portfolio Funds not Registered. The Fund is registered as an investment company under the 1940 Act. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund managers may not be registered as investment advisers under the Advisers Act.
Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.
Portfolio Fund Valuation. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund managers.
Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund managers could have a material adverse effect on the Fund if the Portfolio Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect.
Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.
Investments in Special Purpose Vehicles. The Fund may invest in special purpose vehicles (“SPVs”) and similar investment structures that invest in Portfolio Companies. The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors.
Regulatory Changes Affecting Private Equity Funds. The legal, tax and regulatory environment for private equity funds is evolving, and it is possible that any future changes may materially adversely affect the ability of Portfolio Funds to pursue their investment strategies. In recent years, there has been increased scrutiny of the private equity industry by regulators, self-regulatory bodies and legislatures, and it is possible that in the future such groups both in the U.S. and in non-U.S. jurisdictions may consider changes to the regulations applicable to private equity funds. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Portfolio Funds; the Portfolio Fund managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be.
OTHER INVESTMENTS
Business Development Companies. Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk.
Real Estate. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.

Secondary Investments. The Fund may make secondary investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds (and not from the Portfolio Fund itself). In such instances, as the Fund will not be acquiring such interests directly from the Portfolio Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities that will be presented to the Fund.
TAX RISKS
Failure to Qualify as a RIC. If the Fund failed to satisfy the annual source of income test or the diversification tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction, with respect to such amounts. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as a capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any net built-in gains in the assets held by it at the time of its re-qualification as a RIC that are recognized during the 5-year period after such requalification, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.
FUND-LEVEL RISKS
No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all the business risks and uncertainties associated with any new business.
Changes in U.S. Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the fund may invest, may negatively affect the Fund’s returns to Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.
Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Shares will tend to decline if market interest rates rise.
During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.

Economic and Market Events Risk. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.
Non-U.S. Investments Risk. The Fund, either directly through direct investments or indirectly through Portfolio Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.
Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Cybersecurity, Operational and Data Protection Risk. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund and the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund. Information and technology systems relied upon by the Fund, the Adviser, the Subadviser, any service providers (including, but not limited to, accountants, custodians, transfer agents, administrators, placement agents and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes.

SUMMARY OF FUND EXPENSES
The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Because the Fund has no operating history, these expenses are estimates.
Shareholder Transaction Expenses
Maximum Sales Load paid by you (as a percentage of the offering price)	None
Early Repurchase Fee[1]	2.00%

_______________________
1 If the interval between the date of purchase of Shares and the date in which Shares are repurchased is less than two (2) years, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held longest first.

Annual Expenses (Percentage of Net Assets Attributable to Shares)
Management Fee[2]	1.25%
Adviser Incentive Fee[3]	0.00%
Subadviser Incentive Fee[4]	0.00%
Other Expenses[5]	0.72%
Acquired Funds Fees and Expenses[6]	0.53%
Total Annual Fund Operating Expenses	2.51%
Fee Waiver and/or Expense Reimbursements[7]	-0.22%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	2.28%

2 The Adviser is paid a Management Fee and compensates the Subadviser from the Management Fee. The Fund pays the Management Fee quarterly at the annual rate of 1.25% of the average monthly value of the net assets of the Fund (the “Management Fee”), calculated and accrued monthly as of the last business day of each month.
3 The Fund will pay the Adviser Incentive Fee if certain targets are met. The Adviser Incentive Fee is described below under “Management of the Fund – Advisory Agreement”. The Fund may have gains that could result in the payment of an Adviser Incentive Fee during certain periods. However, the Adviser Incentive Fee is based on the Fund meeting certain targets and will not be paid unless the Fund achieves those targets. See “Management of the Fund – Advisory Agreement” for a full explanation of how the Adviser Incentive Fee is calculated.
4 The Fund will pay the Subadviser an incentive fee on the portion of Fund assets managed by the Subadviser if certain targets are met. The Subadviser Incentive Fee is described below under “Management of the Fund – Subadvisory Agreement”. The Fund may have gains in the portion of the Fund’s portfolio managed by the Subadviser that could result in the payment of a Subadviser Incentive Fee to the Subadviser during certain periods. However, the Subadviser Incentive Fee is based on the portion of the Fund’s portfolio managed by the Subadviser meeting certain targets and will not be paid unless that portion of the Fund achieves those targets. See “Management of the Fund – Subadvisory Agreement” for a full explanation of how the Subadviser Incentive Fee is calculated.
5 “Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include the Fund’s operating expenses, including transfer agency fees, administration fees, custody fees, professional fees, offering costs and other operating expenses including co-investment fees and wholly-owned subsidiary expenses (if any).
6 Acquired Fund Fees and Expenses (“AFFE”) include the fees and expenses of underlying investment funds (i.e., other investment companies and private funds) in which the Fund invests. AFFE are based on estimated amounts for the current fiscal year and may change significantly over time. AFFE reflects an underlying investment fund’s operating expenses (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses but do not include any performance fees that are calculated solely upon the realization and/or distribution of gains, or the sum of the realization and/or distribution of gains and unrealized appreciation of assets distributed in-kind). The indirect fees and expenses of the private funds typically range from 0.50% to 3.00% on an annual basis and include management fees, administration fees and professional and other direct, fixed fees and expenses of the private funds. Certain private funds may charge investors (such as the Fund) incentive allocations or fees on performance over a specific period. Such percentage typically ranges from 10% to 20% although it is possible that such range may be exceeded for certain private funds managers. AFFE in the future may be substantially higher or lower because the performance fees paid to some private funds may fluctuate over time. The amounts charged by the underlying investment funds are not paid to the Adviser and represent the costs incurred indirectly by investing in the investment funds. The “Total Annual Fund Operating Expenses” line item disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that is included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses and (b) the Fund’s financial statements will not include the portion of AFFE that represent costs incurred at the investment fund level, as required to be disclosed in the above table.
7 Through the first anniversary of the Fund’s commencement of operations, the Adviser agrees to reimburse the Fund’s initial organizational and offering costs incurred prior to launch, as well as the Fund’s operating expenses on a monthly basis to the extent that the Fund’s total annualized fund operating and ongoing offering expenses on a monthly basis exceed 1.75% of the month-end NAV of the Fund.
The Expense Limitation Agreement excludes (a) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes and brokerage costs, (b) acquired fund fees and expenses, (c) the Fund’s proportionate share of expenses related to direct investments, (d) litigation and extraordinary expenses, (e) the Adviser Incentive Fee, (f) any subadvisory fees (including incentive fees) payable to or expenses of the Fund’s Subadviser, and (g) any placement fees.
The Adviser shall be permitted to recover fees and expenses it has waived or borne subsequent to the effective date of this letter agreement (whether through reduction of its management fee or otherwise) (an “Adviser Recoupment”) in later periods subject to the conditions that: (a) the Fund is not obligated to pay any such reimbursed fees or expenses more than three (3) years after the date on which the fee or expense was borne by the Adviser, and (b) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the applicable expense cap. For the avoidance of doubt, the Subadviser shall not be party to any Expense Limitation Agreement and the fees and expenses of the Subadviser shall not be subject to any waiver, deferral or limitation of any kind.

Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Shares, assuming (i) total annual expenses of net assets attributable to the Shares remains the same, (ii) a 5% annual return, and (iii) reinvestment of all dividends and distributions at NAV:
	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$25.54	$78.52	$134.11	$285.45

If your Shares are repurchased by the Fund in the first two years that you hold them, they will be subject to the 2% Early Repurchase Fee. The 1-year expense figure for such Shares under the assumptions of this example does not reflect such Early Repurchase Fee.  If you sold such Shares the 1-year expense figure would be $46.03.

The Example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

THE FUND
The Fund is a continuously offered non‑diversified, closed‑end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on September 30, 2024. The Fund’s principal office is located at 2 South Biscayne Boulevard, Suite 3200, Miami, Florida 33131, and its telephone number is 305-786-6577.
Investment advisory services are provided to the Fund by the Adviser and the Subadviser pursuant to, respectively, the Advisory Agreement and the Subadvisory Agreement approved by the Board. Under the supervision of the Adviser and oversight by the Board, the Subadviser handles management of the PE Assets. The Fund’s business and affairs are overseen by the Board.
STRUCTURE
The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as a “private investment fund,” with those of a registered closed-end investment fund. The Fund is similar to a private investment fund in that it will be actively managed and Shares will be sold in relatively large minimum denominations in private placements solely to Eligible Investors. Unlike many private investment funds, however, the Fund, as a registered closed-end investment fund, can offer Shares without limiting the number of Eligible Investors that can participate in its investment program. The policy of the Fund is not to hold an annual meeting of Shareholders unless a meeting is required to be held under the 1940 Act.
TERM, DISSOLUTION AND LIQUIDATION
The Fund does not have a fixed term. Investors reasonably can expect to receive distributions from the Fund periodically after the Fund’s investments terminate. The Fund will be wound up and dissolved after its final distribution to Shareholders. The Fund may be dissolved prior thereto in accordance with its Declaration of Trust.
THE FUND’S INVESTMENTS
Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation and, to a lesser extent, income. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board without Shareholder approval.
Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in alternatives investments and investments with exposure to alternatives investments. For purposes of this policy, alternatives investments include, without limitation:

•
direct primary private equity investments and co-investments and secondary purchases of PE Assets, with such assets selected by the Subadviser in accordance with its co-investment policies and procedures;

•	unlisted BDCs and REITs;

•	private funds not registered as investment companies (hedge funds, private equity funds and private credit/debt funds); and

•	other registered investment companies, whether private or public, that invest in the above private markets investments.

The Fund may make investments both inside and outside of the United States. The Fund may utilize wholly-owned subsidiaries for investment purposes.
The Fund relies on an exemptive order from the SEC that permits it to, among other things, co-invest with certain affiliated persons of the Subadviser, subject to certain terms and conditions.
Over time, the Fund anticipates its various strategies to reflect, approximately, growth (50%), income (45%) and liquid (5%). All such approximate percentages are targets and not limits. Under certain circumstances, if needed to conduct repurchases, the Adviser anticipates that it would liquidate assets other than PE Assets. If so, the Fund could as a result become more heavily weighted in PE Assets.
The Fund may enter into interest rate, foreign exchange or other derivative agreements, including swaps, futures, forwards and options, to hedge interest rate and currency risk. The Fund may also enter into reverse repurchase agreements and dollar rolls.
The Fund’s investment strategies are not fundamental and may be changed by the Board without Shareholder approval.
The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (“Subsidiary”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a potentially tax efficient manner or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary, the Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund.
If the Fund uses one or more Subsidiaries to make investments they will bear their respective organizational and operating fees, costs, expenses and liabilities and, as a result, the Fund will indirectly bear these fees, costs, expenses and liabilities. As the Subsidiaries are wholly owned, they have the same investment strategies as the Fund. The Fund and its Subsidiaries will be subject to the same investment restrictions and limitations on a consolidated basis. In addition, the Subsidiaries are consolidated subsidiaries of the Fund and the Fund complies with the provisions of the 1940 Act governing capital structure and leverage on an aggregate basis with the Subsidiaries. The Adviser serves as investment adviser to the Fund and each Subsidiary, and the Subadviser may also serve in such role for a Subsidiary. The Subsidiaries comply with the provisions relating to affiliated transactions and custody of the 1940 Act, and will have the same custodian as the Fund.
Percentage Limitations
Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower or issuer distributes equity securities incident to the purchase or ownership of a loan or fixed-income instrument or in connection with a reorganization of a Borrower or issuer.
RISKS
Investment in the Fund is suitable only for those persons who, either alone or together with their duly designated representative, have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of their proposed investment, who can afford to bear the economic risk of their investment, who are able to withstand a total loss of their investment and who have no need for liquidity in their investment and no need to dispose of their Shares to satisfy current financial needs and contingencies or existing or contemplated undertakings or indebtedness. Investors should consult with their own financial, legal, investment and tax advisors prior to investing in the Fund.

The following are certain principal risk factors that relate to the operations and terms of the Fund. As applicable, references to the “Adviser” shall mean the Adviser, the Subadviser and the advisers to the Portfolio Funds. In addition, as applicable, reference below to the “Fund” shall mean the Portfolio Funds in which the Fund invests. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. Certain risk factors may only be applicable to the Fund by virtue of the Fund’s investment in underlying funds. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:
GENERAL INVESTMENT RISKS
Fluctuations in Performance. The Fund could experience fluctuations in its performance due to a number of factors, including, but not limited to, the Fund’s ability or inability to make investments in companies and Portfolio Funds that meet the Fund’s investment criteria, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Competition for Investment Opportunities. The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies, small business investment companies and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.
If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.
Money Market Instruments. The Fund may invest, for defensive purposes or otherwise, some or all of the Fund’s assets in high-quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. Money market instruments are high-quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.
Non-Diversified. The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company; however, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Concentration of Investments. There are no limitations imposed by the Adviser as to the amount of Fund assets that may be invested (i) in any one geography, (ii) in any one Portfolio Fund, (iii) in Portfolio Funds managed by a particular Portfolio Fund manager or its affiliates, (iv) indirectly in any single industry or (v) in any issuer, except that the Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in a single industry. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of companies and may be concentrated in a particular industry area or group. Accordingly, the Fund’s investment portfolio may at times be significantly concentrated as to managers, geographies, industries and individual companies. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Fund’s investment portfolio. The Fund is, however, subject to the asset diversification requirements applicable to RICs.
Restricted and Illiquid Investments. The Fund generally may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment.
Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Adviser or the Subadviser may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Adviser may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.
In addition, the Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Portfolio Fund pursuant to limited withdrawal rights. In general, most of the Portfolio Funds in which the Fund invests provide for periodic withdrawals of capital ranging from monthly to annually and, in some cases, have lock-up provisions under which the Fund may not withdraw capital for a specified period after the date of its contribution. Additionally, the governing documents of the Portfolio Funds generally provide that the Portfolio Fund may suspend, limit or delay the right of its investors, such as the Fund, to withdraw capital. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time.
Co-Investment Risk. Direct investing alongside one or more other parties in an investment (i.e., as a co-investor) involves risks that may not be present in investments made by lead or sponsoring private equity investors. As a co-investor, the Fund may have interests or objectives that are inconsistent with those of the lead private equity investors that generally have a greater degree of control over such investments.
In addition, in order to take advantage of direct investment opportunities as a co-investor, the Fund generally will be required to hold a non-controlling interest, for example, by becoming a limited partner in a partnership that is controlled by the general partner or manager of the private equity fund offering the direct investment, on a co-investor basis, to the Fund. In this event, the Fund would have less control over the investment and may be adversely affected by actions taken by such general partner or manager with respect to the portfolio company and the Fund’s investment in it. The Fund may not have the opportunity to participate in structuring investments or to determine the terms under which such investments will be made.
In addition, the Fund may in certain circumstances be liable for the actions of its third-party co-venturers. direct investments made with third parties in joint ventures or other entities also may involve carried interests and/or other fees payable to such third-party partners or co-venturers. There can be no assurance that appropriate minority shareholder rights will be available to the Fund or that such rights will provide sufficient protection to the Fund’s interests.

Risks Relating to Accounting, Auditing and Financial Reporting. The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using U.S. generally accepted accounting principles (“GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund investments may not reflect their financial position or operating results as they would be reflected under GAAP. Accordingly, the NAV of the Fund published from time-to-time may not accurately reflect a realistic value for any or all of the investments.
Certain Fund investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the NAV of the Fund.
Legal and Regulatory Constraints. The Fund is subject to numerous constraints on its operations under both the 1940 Act and the Code. For example, qualification for U.S. federal income taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. These constraints, among others, may hinder the Adviser’s ability to take advantage of attractive investment opportunities and to achieve the Fund’s investment objective.
Quantitative Mathematical Models, Machine Learning and Artificial Intelligence. To the extent the Adviser relies on quantitative mathematical models, artificial intelligence selection models, or machine learning techniques, to manage the Fund’s portfolio, investments are subject to the limitations of the design of the model as well as the risk of potential failure of the Adviser or the Subadviser to construct a portfolio consistent with the model’s outputs. The Fund may also be subject to the risks of errors in coding the model and inaccuracies in data supporting the model. Some of the machine learning techniques and artificial intelligence selection models used by the Adviser are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses.
In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. Furthermore, because predictive models are constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data.
All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect. However, even if market data is input correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments.
MANAGEMENT RISKS
Dependence on the Adviser. The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund investments and, in doing so, has no responsibility to consult with any Shareholder. The ability to achieve the Fund’s investment objective depends on the Adviser’s ability to identify, analyze and make portfolio investments that meet the Fund’s investment criteria. Accomplishing this result on a cost-effective basis is largely a function of the Adviser’s structuring of the investment process and their ability to provide competent, attentive and efficient services to the Fund. There can be no assurance that the Adviser will be successful in making portfolio investments that meet the Fund’s investment criteria, or that the Fund will achieve its investment objective. In addition, if the Fund’s assets were to significantly decrease and the Expense Limitation Agreement is not renewed, expenses will be higher than expected. It may be difficult to implement the Fund’s strategy unless the Fund maintains a meaningful amount of assets. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

The Adviser also currently manages other pooled investment vehicles in which the Fund has no economic interest. Managing other pooled investment vehicles requires the time of the Adviser’s professionals, and may distract them or slow the rate of investment in the Fund. Even if the Fund is able to grow and build upon its investment operations, any failure to manage growth effectively could have a material adverse effect on the Fund’s business, financial condition, results of operations and prospects. The Fund’s results depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets, and economic conditions. Furthermore, if the Fund cannot successfully operate its business or implement the Fund’s investment policies and strategies as described herein, it could negatively impact the ability to make distributions.
Performance-Based Compensation. The Fund will pay and the Portfolio Fund managers generally also will receive performance-based compensation. The performance-based compensation that will be received by the Adviser may create an incentive for the Adviser to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation. In addition, because the performance-based compensation will be calculated on a basis that includes realized and unrealized appreciation of the Fund’s assets, the performance-based compensation may be greater than if it were based solely on realized gains.
Management Fee. The Management Fee is payable regardless of whether the NAV of the Fund or a particular Shareholder’s investment declines. As a result, the Fund will owe the Management Fee regardless of whether the Fund incurred significant realized capital losses and unrealized capital depreciation (losses) during the fiscal period for which the Management Fee is paid.
Transactions with Affiliates. Affiliates of the Adviser or the Subadviser engage in financial advisory activities that are independent from, and may from time-to-time conflict with, those of the Fund. In the future, there may be instances in which the interests of such affiliates conflict with the interests of the Fund. Affiliates of the Adviser or the Subadviser may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund’s investments) which (i) may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund, (ii) may compete with the Fund for investment opportunities, and (iii) may co-invest with the Fund in certain transactions. The Fund relies upon exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Subadviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Trustees who have no financial interest in the co-investment transaction and a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, approve the co-investment and (ii) that the price, terms and conditions of the co-investment for the Fund will not be on a basis different from, or less advantageous than, the price, terms and conditions for each other fund participating pursuant to the exemptive relief. A copy of the Subadviser’s application for exemptive relief, including all of the conditions, and the related order on which the Fund relies are available on the SEC’s website at http://www.sec.gov. In addition, affiliates of the Adviser, the Subadviser or their respective clients may themselves invest in securities that would be appropriate for the Fund’s investments and may compete with the Fund investments for investment opportunities. The Fund may invest in entities that are affiliates of or are managed by the Adviser or the Subadviser, including in respect of which it or its affiliates may receive investment management, advisory or other fees, in addition to those payable by the Fund. The Adviser, the Subadviser or their respective affiliates may earn fees from Fund investments or the Fund for the provision of advice on mergers, acquisitions, add-on acquisitions, re-financings, public offerings, sales and similar transactions.
Inside Information. From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of the entity.

PORTFOLIO COMPANY RISKS
Nature of Portfolio Companies. The Fund’s investments will include direct and indirect investments in Portfolio Companies. This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund’s investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.
Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses; therefore, although the Adviser and its agents perform due diligence on these Portfolio Companies, their operations and their prospects, including review of independent research reports and market valuations of securities of such companies on alternative trading systems and other private secondary markets, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial or other information regarding the Portfolio Companies in which the Fund invests. Furthermore, there can be no assurance that the information obtained with respect to any investment is reliable. The Fund will invest in Portfolio Companies for which current, up-to-date financial information is not available if the Adviser determines, based on the results of its due diligence review, that such investment is in the best interests of the Fund and its Shareholders.
Issuer and Non-Issuer Transactions. The Fund may acquire its investments through both issuer and non-issuer transactions. In the case of a non-issuer transaction, the Fund would purchase securities from an issuer’s existing shareholders (either directly or by means of a secondary market). In many cases, the price that the Fund must pay to acquire securities in a non-issuer transaction may exceed the price that the Fund would have paid if it were able to have acquired such securities directly from the issuer. Furthermore, in the event of a non-issuer transaction, there is no guarantee that the Fund will accede to the same rights (e.g., information rights, voting rights and right of first refusal, etc.) as the selling shareholder.
Control Positions. The Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.
Limited Control. In cases where the Fund does not take controlling equity positions in Portfolio Companies, the Fund will be subject to the risk that a Portfolio Company may make business decisions with which the Adviser disagrees, and the stockholders and management of a Portfolio Company may take risks or otherwise act in ways that are adverse to the Fund’s interests. In addition, other shareholders, such as venture capital and private equity sponsors, that have substantial investments in Portfolio Companies may have interests that differ from that of the Portfolio Company or its minority shareholders, which may lead them to take actions that could materially and adversely affect the value of the Fund’s investment in the Portfolio Company. Due to the lack of liquidity for Portfolio Companies, the Fund may not be able to dispose of its investments in the event the Adviser disagrees with the actions of a Portfolio Company or its substantial shareholders, and may therefore suffer a decrease in the value of the Fund’s investments.
Uncertain Valuation. The Fund’s portfolio investments are generally not in publicly traded securities (unless a Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein). Under the 1940 Act, for investments for which there are no readily available market quotations, including securities available on alternative trading systems and other private secondary markets, such securities are valued at fair value monthly as determined in good faith by the Adviser under consistently applied policies and procedures approved by the Board in accordance with GAAP. The Adviser may consult with the Subadviser in carrying out its responsibilities as valuation designee. In connection with the determination of fair value, the Adviser prepares Portfolio Company valuations using the most recent Portfolio Company financial statements and forecasts, if available. The Adviser may utilize the services of an independent valuation firm, which, if engaged, may prepare or review valuations for all or some of the Fund’s portfolio investments that are not publicly traded or for which there are not readily available market quotations. The types of factors that the Adviser will take into account in providing a fair value determination with respect to such Portfolio Company valuation will include, as relevant and, to the extent available, the Portfolio Company’s earnings, the markets in which the Portfolio Company does business, comparison to valuations of publicly traded companies in the Portfolio Company’s industry, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the Portfolio Company and other relevant factors. It is difficult to obtain financial and other information with respect to private companies, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. Due to this uncertainty, fair market value determinations with respect to any non-publicly traded Portfolio Company investment may cause the Fund’s NAV on a given date to materially understate or overstate the value that may ultimately be realized on one or more of the Fund’s investments. As a result, investors purchasing Shares based on an overstated NAV would pay a higher price than the value of the Fund’s investments might warrant. Conversely, investors redeeming Shares during a period in which the NAV understates the value of the Fund’s investments will receive a lower price for their Shares than the value of the Fund’s investments might warrant.
Investments in Middle-Market Companies. Investing in middle-market companies involves a number of significant risks, including:
•
they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the Portfolio Company and, in turn, the Fund;

•
there is typically little public information that exists about these companies, and the Fund will rely on the ability of the Adviser’s investment professionals and third parties to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, the Fund may not make an informed investment decision and may lose money on its investments;

•
they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, the Adviser and its investment personnel may, in the ordinary course of business, be named as defendants in litigation arising from the Fund’s investments in the Portfolio Companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Limited Number of Portfolio Companies. To the extent the Fund limits the number of investments, the aggregate returns the Fund realizes may be significantly adversely affected if a small number of investments perform poorly or if the Adviser needs to write down the value of any one investment. Subject to RIC asset diversification requirements, requirements as a diversified investment company and the Fund’s concentration policy, investments could be focused on relatively few issuers. As a result, a downturn in any particular industry in which a significant number of Portfolio Companies operate could materially adversely affect the Fund.
Lock-Up Provisions. Even if some of the Portfolio Companies complete initial public offerings, the Fund will often be subject to lock-up provisions that prohibit the Fund from selling its investments into the public market for specified periods of time after an initial public offering, typically one hundred and eighty (180) days. As a result, the market price of securities that the Fund holds may decline substantially before it is able to sell these securities following an initial public offering.

Complex Capital Structures. Certain private companies frequently have much more complex capital structures than traditional publicly traded companies, and may have multiple classes of equity securities with differing rights, including rights with respect to voting and distributions. In addition, it is often difficult to obtain information with respect to private companies’ capital structures, and even where the Fund is able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have preferred stock or senior debt outstanding, which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when the Fund has limited information with respect to such capital structures. There can be no assurance that the Fund will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a Portfolio Company’s equity securities. Any failure on the Fund’s part to properly evaluate the relative rights and value of a class of securities in which the Fund invests could cause the loss of all or part of the Fund’s investment, which in turn could have a material and adverse effect on the Fund’s NAV and results of operations.
CREDIT-RELATED RISKS
Debt Securities Generally. The Fund may invest in fixed income securities and other debt securities, directly or through its investments in Portfolio Funds. Certain of these securities may be unrated by a recognized credit-rating agency or below investment grade, which are subject to greater risk of loss of principal and interest than higher-rated debt securities. The Fund may invest in debt securities that rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured by substantially all of that issuer’s assets. The Fund may invest in debt securities that are not protected by financial covenants or limitations on additional indebtedness. The Fund will therefore be subject to credit and liquidity risks, including the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. In addition, the market for credit spreads is often inefficient and illiquid, making it difficult to accurately calculate discounting spreads for valuing financial instruments. Investment in a debt instrument will normally involve the assumption of interest rate risk.
Credit and Counterparty Risk. There is a risk that the issuer or guarantor of a fixed-income security, the counterparty to an OTC derivatives contract, or a borrower of an underlying fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. If an underlying fund invests in fixed-income securities, it will be subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing such underlying fund’s share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations, domestic or foreign governments, or their subdivisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States; the ability to borrow from the U.S. Treasury; only by the credit of the issuing U.S. government agency, instrumentality, or corporation; or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a manager may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.
Funds that invest in below-investment-grade securities, also called non-investment grade bonds (e.g., fixed-income securities rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by S&P Global Ratings or Fitch Ratings, as applicable, at the time of investment, or determined by a manager to be of comparable quality to securities so rated) are subject to increased credit risk. The sovereign debt of many foreign governments, including their subdivisions and instrumentalities, falls into this category. Below-investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers’ continuing ability to meet principal and interest payments is considered speculative, they are more susceptible to real or perceived adverse economic and competitive industry conditions, and they may be less liquid than higher-rated securities.

In addition, the Fund is exposed to credit risk to the extent that it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of Fund securities or the use of repurchase agreements. OTC derivatives transactions can be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, the Fund will succeed in enforcing them. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. While Adviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.
Use of Collateral. Collateral for credit investments may include a wide range of assets, including, but not limited to, assets and/or net income of companies, real estate, revenue streams, equity interests, fund interests, royalties of various types, rights to litigation proceeds, trade receivables, and derivative exposure to loans. To the extent the Fund invests in loans based partly upon the adequacy of the borrower’s collateral, an incorrect valuation of such collateral may result in unforeseen losses. The inherent uncertainty of the value of collateral may result in values that differ significantly from the values that can ultimately be obtained for such collateral. Even if collateral is initially valued correctly, changes in market conditions, regulations or other circumstances, or changes directly related to such collateral, may materially adversely affect the value thereof. In addition, there can be no assurance that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment.
Under certain circumstances, collateral securing an investment may be released without the consent of the lender. Moreover, the lender’s security interest (with respect to investments in secured debt) may be unperfected for a variety of reasons, including the failure to make required filings by lenders and, as a result, the Fund may not have priority over other creditors as anticipated. First priority lien investments made by the lender may, in certain cases, provide a first priority lien over some, but not all, of the assets of the relevant borrower. The Fund may also invest in second-lien debt, high-yield securities, marketable and non-marketable common and preferred equity securities and other unsecured instruments each of which involves a higher degree of risk than senior first-lien secured debt, including the re-use and subsequent loss of collateral by the borrower. Furthermore, the Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of senior lenders (with respect to some or all of the assets of an issuer in which the Fund invests). Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In such cases, the ability of the issuer to repay the principal in respect of the Fund’s investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.
The terms of any derivative hedging arrangements entered into by the Fund may provide that related collateral given to, or received by, the Fund may be pledged, lent, re-hypothecated or otherwise re-used by the collateral taker for its own purposes. If collateral received by the Fund is reinvested or otherwise re-used, the Fund is exposed to the risk of loss on that investment. Should such a loss occur, the value of the collateral will be reduced and the Fund will have less protection if the counterparty defaults. Similarly, if the counterparty reinvests or otherwise re-uses collateral received from the Fund and suffers a loss as a result, it may not be in a position to return that collateral to the Fund should the relevant transaction complete, be unwound or otherwise terminate and the Fund is exposed to the risk of loss of the amount of collateral provided to the counterparty.

Loans Generally. Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell loan interests at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods, which expose the Fund to the risk that the receipt of principal and interest payments may be delayed until the loan interest settles.
Interests in secured loans have the benefit of collateral and, typically, of restrictive covenants limiting the ability of the borrower to further encumber its assets. There is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. In most loan agreements there is no formal requirement to pledge additional collateral. In the event the borrower defaults, the access to the collateral may be limited or delayed by bankruptcy or other insolvency laws. In addition, if a secured loan is foreclosed, the Fund would likely bear the costs and liabilities associated with owning and disposing of the collateral. The collateral may be difficult to sell and the Fund would bear the risk that the collateral may decline in value.
The Fund may acquire a loan interest by obtaining an assignment of all or a portion of the interests in a particular loan that are held by an original lender or a prior assignee. As an assignee, the Fund normally will succeed to all rights and obligations of its assignor with respect to the portion of the loan that is being assigned. However, the rights and obligations acquired by the purchaser of a loan assignment may differ from, and be more limited than, those held by the original lenders or the assignor.
In general, the secondary trading market for loans is not well developed. No active trading market may exist for certain senior secured loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell loans quickly or at a fair price. To the extent that a secondary market does exist for certain loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Second Lien Loans. The Fund may invest in loans that are secured by a second lien on assets. Second lien loans have been a developed market for a relatively short period of time, and there is limited historical data on the performance of second lien loans in adverse economic circumstances. In addition, second lien loan products are subject to intercreditor arrangements with the holders of first lien indebtedness, pursuant to which the second lien holders have waived many of the rights of a secured creditor, and some rights of unsecured creditors, which may limit their ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers, which can materially affect recoveries.
Lower Credit Quality Loans. There are no restrictions on the credit quality of the loans that may be held in the Fund’s portfolio. Loans arranged or purchased by the Fund may be deemed to have substantial vulnerability to default in payment of interest and/or principal. Certain of the loans that the Fund may acquire have large uncertainties or major risk exposures to adverse conditions, and may be considered to be predominantly speculative. Generally, such loans offer a higher return potential than higher-quality loans, but involve greater volatility of price and greater risk of loss of income and principal. The market values of certain of these loans also tend to be more sensitive to changes in economic conditions than better-quality loans.
Prepayment. Loans are generally prepayable in whole or in part at any time at the option of the obligor at par plus accrued and unpaid interest thereon, and occasionally plus a prepayment premium. Prepayments on loans may be caused by a variety of factors which are often difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. When credit market conditions become more attractive to obligors, the rate of prepayment of the Fund’s assets would be expected to increase as obligors refinance to take advantage of such improved conditions, which may negatively impact the Fund.
Maturity. The Fund may invest in loans for which most or all of the principal is due at maturity. The ability of the obligor(s) under such loan to make such a large payment upon maturity typically depends upon its ability to refinance the loan prior to maturity. The ability of an obligor to consummate a refinancing will be affected by many factors, including the availability of financing at acceptable rates to such obligor, the financial condition of such obligor, the marketability of the collateral (if any) securing such loan, the operating history of the obligor and related businesses, tax laws and prevailing general economic conditions. Additionally, middle market obligors generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from more traditional sources, such as commercial banks. Consequently, such obligor may not have the ability to repay the loan at maturity and, unless it is able to refinance such loan, it could default in payment at maturity, which could result in losses to the Fund.

Significant numbers of obligors are expected to need to refinance their debt over the next few years, and significant numbers of collateralized loan obligation transactions (historically an important source of funding for loans) have reached or are close to reaching the end of their reinvestment periods or the final maturities of their own debt. As a result, there could be significant pressure on the ability of obligors to refinance their debt over the next few years unless a significant volume of new collateralized loan obligation transactions or other sources of funding develop. If such sources of funding do not develop, significant defaults could occur, and there could be downward pressure on the prices and markets for debt instruments, including assets held by the Fund.
Other Lending Risks. The value of investments in loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. The Adviser may attempt to minimize this risk by maintaining low loan-to-liquidation values with a loan and the collateral underlying the loan. However, there can be no assurance that the value assigned by the Adviser or the Subadviser to collateral underlying a loan can be realized upon liquidation, nor can there be any assurance that collateral will retain its value. In addition, some loans may be supported, in whole or in part, by personal guarantees made by the borrower or a relative, or guarantees made by a corporation affiliated with the borrower. The amount realizable with respect to a loan may be detrimentally affected if a guarantor fails to meet its obligations under the guarantee. Moreover, the value of collateral supporting loans may fluctuate. In addition, active lending/origination by the Fund may subject it to additional regulation, as well as possible adverse tax consequences to investors therein. There is no assurance that the Adviser will be able to sufficiently minimize such risk. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of and subsequently liquidating various types of collateral.
RISKS RELATED TO PORTFOLIO FUNDS
Fund of Funds Risk. The Fund’s ability to achieve its investment objective will depend largely, in part, on: (i) the underlying fund’s performance, expenses, and ability to meet their investment objectives; and (ii) properly rebalancing assets among underlying funds and different asset classes. There is no assurance that either the fund or the underlying funds will achieve their investment objectives. Portfolio Funds will be subject to other risks that are not included in this Confidential Private Placement Memorandum. These unlisted risks could lead to financial exposure for the Fund and the Shareholders.
The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. In addition, the Portfolio Fund managers could materially alter their investment strategies from time to time without notice to the Fund. In this respect, the Fund will rely on the expertise and skill of the Portfolio Fund managers and will generally have no ability to participate in the management and control of those funds. There can be no assurance that the Portfolio Fund managers will be able to select or implement successful strategies or achieve their respective investment objectives.
Portfolio Funds not Registered. The Fund is registered as an investment company under the 1940 Act. The 1940 Act is designed to afford various protections to investors in pooled investment vehicles. For example, the 1940 Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the 1940 Act. Many Portfolio Fund managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are excepted from regulation under the 1940 Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.
In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund manager to its own use. There can be no assurance that the Portfolio Fund managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund managers will be protected.
Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.
Non-Diversified Portfolio Funds. While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.
Portfolio Fund Illiquidity. The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.
Portfolio Fund Operational Opacity. The Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund investments will not be fraudulent, inaccurate or incomplete.
Portfolio Fund Valuation. The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund managers. In this regard, a Portfolio Fund manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Board has approved the Adviser as the valuation designee, subject to the oversight of the Board. The Adviser may face conflicts of interest in overseeing the valuation of the Fund investments, as the value of the Fund investments will affect the Adviser’s compensation. Moreover, although the Adviser will periodically review Portfolio Fund managers’ valuation methods and inputs, including at initial purchase, the Adviser will not generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund managers.

A Portfolio Fund manager’s information could be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund manager’s valuations of such interests could remain subject to such fraud or error, and the Adviser or the Subadviser may, as applicable and in its sole discretion, determine to discount the value of the interests or value them at zero.
Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund managers could have a material adverse effect on the Fund if the Portfolio Fund manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.
Multiple Levels of Fees and Expenses. Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.
Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund managers. The performance-based compensation received by a Portfolio Fund manager also may create an incentive for that Portfolio Fund manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.
Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to Vote. To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the 1940 Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.
There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Fund has entered into a voting waiver arrangement.
Limitations on Ability to Invest in Portfolio Funds. Certain Portfolio Fund managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund managers typically endeavor not to undertake to manage more capital than such Portfolio Fund manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser or the Subadviser may wish to allocate to such Portfolio Fund manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund manager.
In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.
Consortium or Offsetting Investments. The Portfolio Fund managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund managers selected by the Adviser or the Subadviser may be competing with each other for investments in one or more markets.
Registered Funds Risk. The Fund may invest in affiliated, registered investment companies. The risks of investing in a particular investment company will generally reflect the risks of the securities in which it invests and the investment techniques it employs. The Fund, as a holder of securities issued by affiliated investment companies, will bear its pro rata portion of such investment company’s operating expenses. These operating expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. The Fund will waive management fees to avoid duplication of management fees charged by the Fund and the affiliated investment companies held by the Fund.
Investments in Special Purpose Vehicles. The Fund may invest in SPVs and similar investment structures that invest in Portfolio Companies. As an investor in an SPV or similar investment structure, the Fund would receive distributions on its interest in accordance with the governing documents of the SPV or similar investment structure, as applicable. This structure is intended to enhance the ability of the Fund to gain exposure to Portfolio Companies. The Fund, as a holder of securities issued by an SPV or similar investment structure, will bear its pro rata portion of such SPV or investment structure’s expenses. These acquired fund fee expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing costs and/or potentially reducing returns to investors. In addition, the Fund will have no direct claim against any Portfolio Company held by an SPV or similar investment structure.

Portfolio Funds’ Underlying Investments. The investments made by the Portfolio Funds entail a high degree of risk and in most cases are highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.
A Portfolio Fund manager may focus on a particular industry or sector, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries. Likewise, a Portfolio Fund manager may focus on a particular country or geographic region, which may subject the Portfolio Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions. In addition, Portfolio Funds may establish positions in different geographic regions or industries that, depending on market conditions, could experience offsetting returns.
The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.
Regulatory Changes Affecting Private Equity Funds. The legal, tax and regulatory environment for private equity funds is evolving, and it is possible that any future changes may materially adversely affect the ability of Portfolio Funds to pursue their investment strategies. In recent years, there has been increased scrutiny of the private equity industry by regulators, self-regulatory bodies and legislatures, and it is possible that in the future such groups both in the U.S. and in non-U.S. jurisdictions may consider changes to the regulations applicable to private equity funds. It is impossible to predict what, if any, changes might be made in the future to the regulations affecting: private equity funds generally; the Portfolio Funds; the Portfolio Fund managers; the markets in which they operate and invest; and/or the counterparties with which they do business. It is also impossible to predict what the effect of any such legislative or regulatory changes might be.
Additionally, the SEC has adopted and enacted, and may continue to propose, significant rules that will impact the business of the Portfolio Funds and the Portfolio Fund managers. Such rulemaking has impacted, and may continue to impact, the Portfolio Fund managers, their affiliates and the Portfolio Funds. Significant time and resources may be required to comply with any new regulations, which potentially will detract from the time and resources dedicated to the Portfolio Funds and result in increased costs borne by the Portfolio Funds.
Any regulatory changes that adversely affect a Portfolio Fund’s ability to implement its investment strategies could have a material adverse impact on the Portfolio Fund’s performance, and thus on the Fund’s performance.
In-Kind Distributions From Portfolio Funds. The Fund may receive in-kind distributions of securities from Portfolio Funds. There can be no assurance that securities distributed in kind by Portfolio Funds to the Fund will be readily marketable or saleable, and the Fund may be required to hold such securities for an indefinite period and/or may incur additional expense in connection with any disposition of such securities.
OTHER INVESTMENTS
Business Development Companies. The Fund may invest in private BDCs and publicly traded BDCs. A BDC is a type of closed-end investment company regulated under the 1940 Act. BDCs typically invest in and lend to small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. At least 70% of a BDC’s investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. Unlike corporations, BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code.

Investments in BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity or debt markets for capital raising. As a result, a BDC’s portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Small and medium-sized companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on the value of their stock than is the case with a larger company. To the extent a BDC focuses its investments in a specific sector, the BDC will be susceptible to adverse conditions and economic or regulatory occurrences affecting the specific sector or industry group, which tends to increase volatility and result in higher risk. Investments in BDCs are subject to various risks, including management’s ability to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. Private BDCs are illiquid investments, and there is no guarantee the Fund will be able to liquidate or sell its private BDC investments.
Real Estate. Investments REITs or real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. An investment in a REIT or a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. Finally, private REITs are not traded on a national securities exchange. As such, these products are generally illiquid. This reduces the ability of a Fund to redeem its investment early. Private REITs are also generally harder to value and may bear higher fees than public REITs.
Secondary Investments. The Fund may make secondary investments in Portfolio Funds by acquiring the interests in the Portfolio Funds from existing investors in such Portfolio Funds (and not from the Portfolio Fund itself). In such instances, as the Fund will not be acquiring such interests directly from the Portfolio Fund, it is generally not expected that the Fund will have the opportunity to negotiate the terms of the interests being acquired, other than the purchase price, or other special rights or privileges. There can be no assurance as to the number of secondary investment opportunities that will be presented to the Fund.
In addition, valuation of secondary investments in Portfolio Funds may be difficult, as there generally will be no established market for such investments or for the privately held portfolio companies in which such Portfolio Funds may own securities. The acquisition price paid by the Fund generally will not be identical to the subsequent fair value of the secondary investment, which may be, at times, higher or lower than such acquisition price. Moreover, the purchase price of secondary investments in such Portfolio Funds generally will be subject to negotiation with the sellers of the interests and there is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. The overall performance of the Fund will depend in large part on the acquisition price paid by the Fund for its secondary investments, the structure of such acquisitions and the overall success of the Portfolio Fund.
There is significant competition for secondary investments. Many institutional investors, including fund-of-funds entities, as well as existing investors of Portfolio Funds may seek to purchase secondary investments of the same Portfolio Fund which the Fund may also seek to purchase. In addition, some Portfolio Fund managers have become more selective by adopting policies or practices that exclude certain types of investors, such as fund-of-funds. These Portfolio Fund managers also may be partial to secondary investments being purchased by existing investors of their Portfolio Funds. In addition, some secondary opportunities may be conducted pursuant to a specified methodology (such as a right of first refusal granted to existing investors or a so-called “Dutch auction,” where the price of the investment is lowered until a bidder bids and that first bidder purchases the investment, thereby limiting a bidder’s ability to compete for price) which can restrict the availability of those opportunities for the Fund. No assurance can be given that the Fund will be able to identify secondary investments that satisfy the Fund’s investment objective or, if the Fund is successful in identifying such secondary investments, that the Fund will be permitted to invest, or invest in the amounts desired, in such secondary investments.

At times, the Fund may have the opportunity to acquire a portfolio of Portfolio Fund interests from a seller, on an “all or nothing” basis. In some such cases, certain of the Portfolio Fund interests may be less attractive than others, and certain of the Portfolio Fund managers may be more familiar to the Adviser than others or may be more experienced or highly regarded than others. In such cases, it may not be possible for the Fund to carve out from such purchases those secondary investments which the Adviser considers (for commercial, tax, legal or other reasons) less attractive.
In the cases where the Fund acquires an interest in a Portfolio Fund through a secondary investment, the Fund may acquire contingent liabilities of the seller of such interest. More specifically, where the seller has received distributions from the Portfolio Fund and, subsequently, that Portfolio Fund recalls one or more of these distributions, the Fund (as the purchaser of the interest to which such distributions are attributable and not the seller) may be obligated to return the monies equivalent to such distribution to the Portfolio Fund. While the Fund may, in turn, make a claim against the seller for any such monies so paid, there can be no assurances that the Fund would prevail on such claim.
TAX RISKS
Failure to Qualify as a RIC. If the Fund failed to satisfy the annual source of income test or the diversification tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction, with respect to such amounts. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis in its Shares, and any remaining distributions would be treated as a capital gain.
Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any net built-in gains in the assets held by it at the time of its re-qualification as a RIC that are recognized during the 5-year period after such requalification, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.
Difficulty Meeting RIC Distribution Requirement. For U.S. federal income tax purposes, the Fund may be required to recognize taxable income in circumstances in which the Fund does not receive a corresponding payment in cash. For example, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind (“PIK”) interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that the Fund has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Furthermore, the Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes) that could be treated under the Code and U.S. Treasury Regulations promulgated thereunder (the “Treasury Regulations”) as “passive foreign investment companies” and/or “controlled foreign corporations.” The rules relating to investment in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash.

The Fund anticipates that a portion of its income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Further, the Fund may elect to amortize market discounts and include such amounts in its taxable income in the current year, instead of upon disposition, as an election not to do so would limit the Fund’s ability to deduct interest expenses for tax purposes.
Because any original issue discount or other amounts accrued will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax.
Tax Laws Subject to Change. It is possible that the current U.S. federal, state, local, or foreign income tax treatment accorded an investment in the Fund will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in U.S. federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after-tax rate of return of an investment in the Fund, including with retroactive effect. Potential investors therefore should seek, and must rely on, the advice of their tax advisors with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.
FUND-LEVEL RISKS
No Operating History. The Fund is a non-diversified, closed-end management investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision. The Fund is subject to all the business risks and uncertainties associated with any new business.
Limited Liquidity. The Fund is designed primarily for long-term investors. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. An investment in the Shares is not suitable for investors who need access to the money they invest. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares are not redeemable at a Shareholder’s option. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future. The Fund’s investments are generally illiquid and typically cannot be transferred or redeemed for a substantial period of time. The Shares are designed for long-term investors, and the Fund should not be treated as a trading vehicle.
Changes in U.S. Law. Changes in the state and U.S. federal laws applicable to the Fund, including changes to state and U.S. federal tax laws, or applicable to the Adviser, the Subadviser and other securities or instruments in which the fund may invest, may negatively affect the Fund’s returns to Shareholders. The Fund may need to modify its investment strategy in the future in order to satisfy new regulatory requirements or to compete in a changed business environment.

Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions on those Shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Fund may increase, which would tend to further reduce returns to the holders of Shares. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Interest Rate Risk. Interest rate risk is the risk that fixed-income securities such as debt securities and preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investments in debt securities and preferred securities means that the NAV and market price of the Shares will tend to decline if market interest rates rise. In addition, the longer the average maturity of the Fund’s portfolio of debt securities, the greater the potential impact of rising interest rates on the value of the Fund’s portfolio and the less flexibility the Fund may have to respond to the decreasing spread between the yield on its portfolio securities.
During periods of declining interest rates, an issuer may exercise its option to prepay principal of debt securities or to redeem preferred securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. Recent and potential future changes in government monetary policy may affect the level of interest rates.
In response to certain serious economic disruptions, governmental authorities and regulators typically respond with significant fiscal and monetary policy changes, including considerably lowering interest rates, which, in some cases could result in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets and reduce market liquidity. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. Similarly, negative rates on investments by money market funds and similar cash management products could lead to losses on investments, including on investments of the Fund’s uninvested cash.
Economic and Market Events Risk. Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other similar events; bank failures; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Financial institutions could suffer losses if interest rates were to rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve (“Fed”) or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.

Beginning in March 2022, the Fed began increasing interest rates and has signaled the potential for further increases. As a result, risks associated with rising interest rates are currently heightened. It is difficult to accurately predict the pace at which the Fed will increase interest rates any further, or the timing, frequency or magnitude of any such increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Any such increases generally will cause market interest rates to rise, and could cause the value of a Fund’s investments, and the Fund’s NAV to decline, potentially suddenly and significantly. As a result, the Fund may experience higher levels of repurchase requests and, as a result, increased portfolio turnover, which could increase the costs that the Fund incurs and may negatively impact the Fund’s performance.
In addition, as the Fed increases the target Fed funds rate, any such rate increases among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. These events and the possible resulting market volatility may have an adverse effect on the Fund.
Political turmoil within the United States and abroad may also impact the Fund. Although the U.S. government has honored its credit obligations, it remains possible that the United States could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. In recent years, the United States renegotiated many of its global trade relationships and imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the global securities markets likely will be significantly disrupted. On January 31, 2020, the United Kingdom (“UK”) left the EU, commonly referred to as “Brexit,” the UK ceased to be a member of the EU, and the UK and EU entered into a Trade and Cooperation Agreement. While the full impact of Brexit is unknown, Brexit has already resulted in volatility in European and global markets. There remains significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict.
In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU.
Political and military events, including in Ukraine, North Korea, Russia, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
As a result of continued political tensions and armed conflicts, including the Russian invasion of Ukraine commencing in February of 2022, the extent and ultimate result of which are unknown at this time, the United States and the EU, along with the regulatory bodies of a number of countries, have imposed economic sanctions on certain Russian corporate entities and individuals, and certain sectors of Russia’s economy, which may result in, among other things, the continued devaluation of Russian currency, a downgrade in the country’s credit rating, and/or a decline in the value and liquidity of Russian securities, property or interests. These sanctions could also result in the immediate freeze of Russian securities and/or funds invested in prohibited assets, impairing the ability of the Fund to buy, sell, receive or deliver those securities and/or assets. These sanctions or the threat of additional sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. The United States and other nations or international organizations may also impose additional economic sanctions or take other actions that may adversely affect Russia-exposed issuers and companies in various sectors of the Russian economy. Any or all of these potential results could lead Russia’s economy into a recession. Economic sanctions and other actions against Russian institutions, companies, and individuals resulting from the ongoing conflict may also have a substantial negative impact on other economies and securities markets both regionally and globally, as well as on companies with operations in the conflict region, the extent to which is unknown at this time. The United States and the EU have also imposed similar sanctions on Belarus for its support of Russia’s invasion of Ukraine. Additional sanctions may be imposed on Belarus and other countries that support Russia. Any such sanctions could present substantially similar risks as those resulting from the sanctions imposed on Russia, including substantial negative impacts on the regional and global economies and securities markets.

In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. Further, there is a risk that the present value of assets or income from investments will be less in the future, known as inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may be affected, which may reduce the Fund’s performance. Further, inflation may lead to a rise in interest rates, which may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.
Natural Disasters, Epidemics and Pandemics, and Terrorist Attacks. The Fund is subject to risks associated with the consequences of natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics, pandemics and other outbreaks of serious contagious diseases, terrorist attacks (or the fear of or the precautions taken in anticipation of such attacks), and other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared). Since 2003, the world has seen a number of outbreaks of new viral illnesses of varying severity, including but not limited to Severe Acute Respiratory Syndrome (SARS), Middle East Respiratory Syndrome (MERS), the H1N1 Flu (Swine Flu), and COVID-19 caused by the Coronavirus known as SARS–CoV-2. The responses to these outbreaks have varied as has their impact on human health, local economies and the global economy, and it is impossible at the outset of any such outbreak to estimate accurately what the ultimate impact of any such outbreak will be.
The occurrence of a natural disaster, epidemic, terrorist attacks or other acts of war have the potential to cause severe disruptions in the economies and financial markets of many industries, countries and regions (even beyond the site of the natural disaster, epidemic or attack) in which the Fund invests, leading to or extending regional or global economic downturns. The impact of such events, including COVID-19 may be short term or may last for an extended period time, could result in a substantial economic downturn, or exacerbate other pre-existing economic, social, and political risks, including the worldwide economy as well as economies of individual countries, or could result in significant breakdowns, delays and other disruptions to important global, local and regional supply chains affected, resulting in substantial or total losses of investment and illiquidity, as well as interrupting the business continuity and operations of the Adviser and the Subadviser. A climate of uncertainty, including the contagion of infectious viruses or diseases, may also reduce the availability of potential investment opportunities, impair the ability to monitor and evaluate existing investments, cause substantial illiquidity in the marketplace, and reduce the accuracy of financial projections and valuations of the Fund’s portfolio. Protective measures taken by governments and the private sector to mitigate the spread of such illness, including travel restrictions and outright bans, quarantines, and work-at-home arrangements, and the spread of any such illness within the offices of the Fund’s service providers could severely impair the Fund’s activities.
Non-U.S. Investments Risk. The Fund, either directly through direct investments or indirectly through Portfolio Funds, may invest in companies that are organized or headquartered or have substantial sales or operations outside of the United States, its territories, and possessions. Such investments may be subject to certain additional risk due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations (as such regulations may be given effect during the term of the Fund), the application of complex U.S. and non-U.S. tax rules to cross-border investments, possible imposition of non-U.S. taxes on investors with respect to the income, and possible non-U.S. tax return filing requirements. The foregoing factors may increase transaction costs and adversely affect the value of the Fund’s portfolio investments.

Additional risks of non-U.S. investments include but are not limited to: (i) economic dislocations in the host country; (ii) less publicly available information; (iii) less well-developed regulatory institutions; and (iv) greater difficulty of enforcing legal rights in a non-U.S. jurisdiction. Moreover, non-U.S. portfolio investments and companies may not be subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those that apply to U.S. portfolio investments and companies. In addition, laws and regulations of foreign countries may impose restrictions that would not exist in the United States and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. No assurance can be given that a change in political or economic climate, or particular legal or regulatory risks, including changes in regulations regarding foreign ownership of assets or repatriation of funds or changes in taxation might not adversely affect an investment by the Fund.
Emerging Markets Investments Risk. The Fund may invest in non-U.S. securities of issuers in so-called “emerging markets” (or lesser developed countries, including countries that may be considered “frontier” markets). Such investments are particularly speculative and entail all of the risks of investing in non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.
Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.
Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurances that any or all of these capital markets will continue to present viable investment opportunities for the Fund.
International trade tensions may arise from time to time that could result in trade tariffs, embargos or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries which could have a negative impact on the Fund’s performance. Events such as these are difficult to predict and may or may not occur in the future.
Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.
Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.
The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.
Although the Adviser expects that most of the Fund’s investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.
Cybersecurity, Operational and Data Protection Risk. With the increased use of technologies, such as mobile devices and “cloud”-based service offerings and the dependence on the Internet and computer systems to perform necessary business functions, the Fund and the Fund’s service providers are susceptible to operational and information or cybersecurity risks that could result in losses to the Fund. Information and technology systems relied upon by the Fund, the Adviser, the Subadviser, any service providers (including, but not limited to, accountants, custodians, transfer agents, administrators, placement agents and other financial intermediaries) and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Cyber-attacks can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. Although measures to manage risks relating to these types of events have been implemented, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Subadviser, service providers and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to investors (and the beneficial owners of investors), misuse of confidential or proprietary information, and theft of assets. The failure of these systems, including cyber-events, have the potential to affect materially the Fund and the Adviser’s relationships with accounts, Shareholders, clients, customers, employees, products, and service providers. The Fund has established risk management systems reasonably designed to seek to reduce the risks associated with such system failures and cyber-events. Such a failure could cause reputational harm subjecting such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance. There is no guarantee that the Fund will be able to prevent or mitigate the impact of system failures or cyber-events.

In addition, other disruptive events, including (but not limited to) natural disasters and public health crises, may adversely affect the Fund’s ability to conduct business, in particular if the Fund or the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund or the Fund’s employees and the employees of their service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
The Fund is exposed to operational risk arising from a number of factors, including, but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failure or inadequate processes and technology or system failures.
LIMITS OF RISK DISCLOSURE
The above discussions relating to various risks associated with the Fund, Fund investments, and Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Confidential Private Placement Memorandum and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Confidential Private Placement Memorandum.
PURCHASES OF SHARES
Eligible Investors
Each prospective investor in the Fund is required to certify to the Fund that the Shares are being acquired for the account of an Eligible Investor. As stated previously in this Confidential Private Placement Memorandum, investors who are an “accredited investor,” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, and a “qualified client,” as defined in Rule 205-3 under the Advisers Act are referred to in this Confidential Private Placement Memorandum as “Eligible Investors.” Existing Shareholders who purchase additional Shares are required to qualify as Eligible Investors at the time of each additional purchase. Qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.
Purchase Terms
The Fund offers a single class of Shares designated as Class I Shares to certain Eligible Investors.
Shares will generally be offered as of the first business day of each month (the “Purchase Date”) based on the Fund’s NAV per Share as of the close of business on the business day immediately preceding the Purchase Date. A completed application in good order must be received by the Fund’s Transfer Agent at least five (5) business days in advance of the Purchase Date. The Fund or the Transfer Agent may also request additional documentation from the investor in order to verify the identity of the investors as required under various laws including the USA Patriot Act of 2001, and Shares of the Fund will not be purchased until this verification is complete. If the Fund and the Transfer Agent are unable to complete the verification before the Purchase Date, the relevant investor’s funds will be held in a non‑interesting bearing account by the Transfer Agent and the purchase of the Shares will then be made on the Purchase Date of the following calendar month. In such case, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order. However, if the Fund and the Transfer Agent are unable to complete the verification within thirty (30) business days of receipt of a completed application, the purchase of Shares will be rejected and the funds in the amount of the purchase will be returned to the investor.

The Board may discontinue accepting purchases on a monthly basis at any time. All purchases are subject to the receipt of cleared funds three (3) business days prior to the Purchase Date in the full amount of the purchase. Although the Fund may accept, in its sole discretion, a purchase prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received. The Fund reserves the right to reject any purchase of Shares and the Adviser may, in its sole discretion, suspend the offer of Shares at any time.
All Shares are sold at the most recently calculated NAV per Share as of the date on which the purchase is accepted. The minimum initial investment in the Fund by any account is $50,000, and the minimum additional investment in the Fund is $10,000. The Fund may accept investments for a lesser amount under certain circumstances at its sole discretion. Investors that are employees of the Adviser, the Subadviser or their respective affiliates are eligible to invest in Shares and may be subject to lower minimum investments than other investors. Certain selling brokers, dealers or banks and financial advisors may impose higher or lower minimum investment levels or other requirements than those imposed by the Fund.
Except as otherwise permitted by the Fund, initial and any additional purchases of Shares of the Fund by any Shareholder must be paid by wire, and all contributions must be transmitted by the time and in the manner that is specified in the application. Initial and any additional contributions to the capital of the Fund must be made in a single payment.
Subscriptions are generally subject to the receipt of cleared funds on or prior to the Purchase Date set by the Fund and notified to prospective investors. Pending any Purchase Date, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, n.a., the Fund’s escrow agent. On the date of any Purchase Date, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund for the benefit of all Shareholders.
Although the Fund may, in its discretion, accept contributions of securities, the Fund does not currently intend to accept contributions of securities. If the Fund chooses to accept a contribution of securities, the securities would be valued in the same manner that the Fund values its other assets. Because of anti-money laundering concerns, the Fund will not accept investments made in cash. For this purpose, cash includes currency (i.e., coin or paper money), cashier’s checks, bank drafts, travelers’ checks, and money orders.
Each potential investor must also represent and warrant in a purchase agreement, among other things, that the investor is an “Eligible Investor” as described herein and is purchasing Shares for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.
Financial intermediaries may also impose fees (subject to compliance with applicable FINRA rules), terms and conditions on investor accounts and investments in the Fund that are in addition to the fees, terms and conditions set forth in this Confidential Private Placement Memorandum. Such terms and conditions are not imposed by the Fund, the Placement Agent or any other service provider of the Fund. Any terms and conditions imposed by a financial intermediary, or operational limitations applicable to such parties, may affect or limit a Shareholder’s ability to subscribe for Shares, or otherwise transact business with the Fund. Investors should direct any questions regarding terms and conditions applicable to their accounts or relevant operational limitations to the financial intermediary.
The Fund has not fully identified the potential investments that ultimately will be made with Shareholders’ investments.

REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES
No Right of Redemption
The Fund is a closed-end investment company, and as such its Shareholders will not have the right to cause the Fund to redeem their Shares. Instead, the Fund expects to provide liquidity through tender offers. Shareholders have no rights to redeem or transfer their Shares, other than limited rights of a Shareholder’s descendants or estate to request a repurchase of Shares in the event of such Shareholder’s death. Such repurchase may be made, at the Fund’s discretion, in a manner consistent with the Fund’s periodic repurchases or in such other manner as may be permitted. Documentation for such repurchase request will be required as necessary to confirm the authority of the descendant or estate to make such request on behalf of the deceased Shareholder. Shareholders may have limited ability to transfer Shares in certain circumstances with the approval of the Fund’s Board.
Repurchases of Shares
To provide a limited degree of liquidity, the Fund may conduct repurchase offers in the form of issuer tender offers for a portion of its outstanding Shares at the sole discretion of the Board and provided that it is in the best interests of the Fund and the Shareholders to do so.
The Fund will conduct repurchase offers or take any other action permitted by the tender offer rules under the Exchange Act and described in the written tender offer notice that will be provided to Shareholders for each repurchase offer.
In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board will consider the recommendations of the Adviser in consultation with the Subadviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser currently expects that it will generally recommend to the Board that the Fund offer to repurchase Shares from Shareholders quarterly with tender offer valuation dates occurring on the last business day of March, June, September and December (each, a “Valuation Date”); however, there can be no assurance that any such tender offers will be conducted on a quarterly basis or at all.
The Fund currently does not intend to offer to repurchase Shares at any time during the first two (2) years of operations of the Fund. An Early Repurchase Fee will apply to Shares tendered for repurchase prior to the expiration of twenty-four (24) months following purchase.
The Fund is not required to conduct tender offers and may be less likely to conduct tender offers during periods of exceptional market conditions. The Adviser expects that, generally, it will recommend to the Board that each repurchase offer ordinarily be limited to the repurchase of no more than 5% of the Shares outstanding although any particular recommendation may be outside this range. If the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, Shareholders will have their Shares repurchased on a pro rata basis, and tendering Shareholders will not have all of their tendered Shares repurchased by the Fund. Shareholders tendering Shares for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately sixty-five (65) days or less prior to the date of repurchase by the Fund. The Expiration Date will be a date set by the Board occurring no sooner than twenty (20) business days after the commencement date of the repurchase offer and at least ten (10) business days from the date that notice of any increase or decrease in the percentage of the Shares being sought or consideration offered is first published, sent or given to Shareholders. The Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.
The Fund has the right to repurchase Shares from a Shareholder if the Board determines that the repurchase is in the best interests of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust.

In a tender offer, the Fund repurchases outstanding Shares at the NAV per Share on the last day of the offer. Although the Fund is not required to sell portfolio investments to fund tender offers, the Fund may do so. However, the Fund may borrow money to finance the repurchase of Shares pursuant to any tender offers. However, there can be no assurance that the Fund will be able to obtain such financing for tender offers if it attempts to do so. Moreover, if the Fund’s portfolio does not provide adequate liquidity to fund tender offers, the Fund may extend the last day of any tender offer or choose to pay tendering Shareholders with a promissory note, payment on which may be made in cash promptly after the expiration of the tender offer period (as extended). The promissory note will be non-interest bearing, non-transferable and non-negotiable. With respect to the Shares tendered, the owner of a promissory note will no longer be a Shareholder of the Fund and will not have the rights of a Shareholder, including without limitation voting rights. The promissory note may be prepaid, without premium, penalty or notice, at any time. Although tender offers generally would be beneficial to Shareholders by providing them with some ability to sell their Shares at NAV, the acquisition of Shares by the Fund will decrease the total assets of the Fund. Tender offers are, therefore, likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities. To the extent the Fund maintains a cash position to satisfy Fund repurchases, the Fund would not be fully invested, which may reduce the Fund’s investment performance. Furthermore, to the extent the Fund borrows to finance the making of tender offers by the Fund, interest on such borrowings reduces the Fund’s net investment income. In order to fund repurchase requests, the Fund may sell its more liquid, higher-quality portfolio securities to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase fund expenses. Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so.
If a tender offer is oversubscribed by Shareholders who tender Shares, the Fund will generally repurchase a pro rata portion of the Shares tendered by each Shareholder. However, the Board, in its discretion, subject to applicable law, may amend a tender offer to include all or part of the oversubscribed amounts. In addition, for any tender offer, third-party Shareholders may not be given priority over Shareholders that are affiliates of CI Financial, whose holdings in the Fund may be significant and may have the effect of diluting third-party Shareholders with respect to any tender offer.
Each tender offer would be made and Shareholders would be notified in accordance with the requirements of the Exchange Act and the 1940 Act, either by publication or mailing or both. The tender offer documents will contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered Shares by the Fund is a taxable event to Shareholders. See “Tax Considerations.”
Selected securities dealers or other financial intermediaries may charge a processing fee to confirm a repurchase of Shares pursuant to a tender offer.
The Fund will assume all fees and expenses related to a repurchase of Shares. If a Shareholder tenders a number of Shares that would cause the aggregate NAV of the Shareholder’s holdings to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Shareholder so that the required minimum balance is maintained. The Fund may also repurchase all of such a Shareholder’s Shares. The Fund or the Adviser may waive the minimum account balance from time to time.
The Fund’s NAV per share may change materially from the date a tender offer is mailed to the tender valuation date (or any later valuation date if the tender offer is extended), and to the effective date of repurchase, and it also may change materially shortly after a tender is completed. The method by which the Fund calculates its NAV is discussed under the caption “Net Asset Value.”
Mandatory Redemptions
The Fund may redeem Shares without consent or other action by the Shareholder or other person if the Fund determines that:
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the Shares have been transferred in violation of the Fund’s Declaration of Trust or By-Laws, or has vested in any person other than by operation of law as a result of the death, divorce, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Shareholder;

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ownership of the Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of the Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities, or other laws of the United States or any other relevant jurisdiction;

•	continued ownership of the Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, CI Financial, or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares were not true when made or has ceased to be true; or

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with respect to a Shareholder subject to special laws or compliance requirements, such as those imposed by ERISA, the Bank Holding Company Act or certain Federal Communication Commission regulations (collectively, “Special Laws or Regulations”), the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares.

Shares are redeemed at the NAV per Share. Mandatory redemptions will be conducted consistent with Rule 23c-2 under the 1940 Act and in accordance with other applicable federal securities laws, including the 1940 Act and the rules thereunder.
NET ASSET VALUE
The NAV of the Shares is determined monthly, as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). The price of the Shares increases or decreases according to the NAV of the Shares. In computing the Fund’s NAV, portfolio securities of the Fund are valued at their current fair market values determined on the basis of market quotations, if available. Because public market quotations are not typically readily available for most of the Fund’s securities, they are valued at fair value as determined pursuant to procedures and methodologies approved by the Board. The Board has designated the Adviser as the valuation designee to perform the day-to-day responsibilities for determining these fair values in accordance with Rule 2a-5 under the 1940 Act. The Adviser may consult with the Subadviser in carrying out its responsibilities as valuation designee. The Adviser has developed the Fund’s valuation procedures and methodologies, which have been approved by the Board, and will make valuation determinations and act in accordance with those procedures and methodologies, and in accordance with the 1940 Act.
DISTRIBUTIONS
Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Portfolio Funds in which the Fund invests will not pay any dividends, but the mark-to-market election that the Fund expects to make with respect to most (or potentially all) Portfolio Funds will result in the recognition by the Fund of ordinary income with respect to annual appreciation in the value of such Portfolio Funds. The Fund will make dividend distributions with respect to any net investment income resulting from such income recognition.
It is anticipated that substantially all of any taxable net capital gain realized on investments will be paid to Shareholders at least annually. The NAV of each Share (or portion thereof) will be reduced by the amount of the distributions or dividends that is actually or constructively received from that Share (or portion thereof).
If the Fund failed to qualify as a RIC for U.S. federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gain, even if such income were distributed to its Shareholders, and all distributions out of earnings and profits would be taxed to Shareholders as ordinary dividend income. Requalifying as a RIC could subject the Fund to significant tax costs.
The Fund intends to pay dividends representing substantially all of the net capital gains, if any, it earns each year at least annually.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the 1940 Act will require it to accompany each quarterly distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a Shareholder’s tax basis in such Shareholder’s Shares.
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.
DIVIDEND REINVESTMENT PLAN
Pursuant to the Dividend Reinvestment Plan (“DRP”) established by the Fund, each Shareholder will automatically be a participant under the DRP and have all income distributions, whether dividend distributions or capital gains distributions, automatically reinvested in additional Shares. Election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gains distributions, in cash may be made by notice to the Fund or, if applicable, to a Shareholder’s intermediary (who should be directed to inform the Fund). A Shareholder is free to change this election at any time. If, however, a Shareholder elects to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95‑day period. A Shareholder whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Shareholder’s behalf as such nominee will be required to make any such election.
Generally, for U.S. federal income tax purposes, Shareholders receiving Shares under the DRP will be treated as having received a distribution equal to amount payable to them in cash as a distribution had the Shareholder not participated in the DRP.
Shares will be issued pursuant to the DRP at their NAV determined on the next valuation date following the ex‑dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non‑participation status in the DRP must be received by the Fund within the above timeframe to be effective for that dividend or capital gain distribution. The Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.
A Shareholder holding Shares that participate in the DRP in a brokerage account may not be able to transfer the Shares to another broker and continue to participate in the DRP. For further information on the DRP contact the Fund at 305-786-6577.
DESCRIPTION OF THE SECURITIES
The following is a brief description of the terms of the Fund’s Shares. This description does not purport to be complete and is qualified by reference to the Fund’s Declaration of Trust and By-Laws. For complete terms of the Shares, please refer to the Fund’s Declaration of Trust and By-Laws.
Shares
The Fund is a non-diversified closed-end management investment company organized as a Delaware statutory trust on September 30, 2024. The Board has authorized the Fund to issue an unlimited number of shares of beneficial interest, par value $0.001 per share (“Shares”). Each Share has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, the Shares will be fully paid and non-assessable. All Shares are equal as to distributions, assets and voting privileges. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights.
In the event of liquidation, each Share is entitled to its proportion of the Fund’s assets after payment of debts and expenses.

The Fund’s Shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Fund’s governing documents or resolutions adopted by the Trustees provide for a vote of the Fund’s Shares.
CONFLICTS OF INTEREST
The Adviser and the Subadviser will experience conflicts of interest in connection with the management of the Fund, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise. The below conflicts are applicable to the Adviser and the Subadviser, except as otherwise noted.
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The members, officers and other personnel of the Adviser and Subadviser allocate their time, resources and other services between the Fund and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by, as relevant to the Adviser or Subadviser, CI Financial, Nuveen or TIAA. The Adviser and Subadviser intend to devote such time as shall be necessary to conduct the Fund’s business affairs in an appropriate manner. However, each will continue to devote the time, resources and other services necessary to manage its other investment and business activities, and neither is precluded from conducting activities unrelated to the Fund. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed, as relevant to the Adviser or Subadviser, by CI Financial, Nuveen or TIAA. The members, officers and other personnel of each or their respective affiliates may have investments with Portfolio Funds or the managers of such Portfolio Funds.

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Each of the Adviser and Subadviser, as relevant, will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Fund, subjecting each to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf. Where pro rata allocation is not appropriate or would otherwise result in a potential violation of applicable law or contractual considerations, the Adviser and/or Subadviser, as relevant, will determine in its sole and absolute discretion the allocation of the Fund’s assets on whatever basis it considers to be reasonable and consistent with the Fund’s investment restrictions and its obligations to the Fund.

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The Fund will be offered to wealth advisory clients, including IRAs, of Corient Private Wealth LLC, which is under common control with the Adviser. Corient Private Wealth LLC faces a conflict of interest in recommending the Fund to such clients.

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The appropriate allocation among the Fund and other funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one fund or account participates. The Adviser and Subadviser, as relevant, will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

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The compensation payable by the Fund will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under applicable law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Fund or whether the Fund makes distributions to Shareholders.

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The Adviser or Subadviser, as relevant, and their respective affiliates will, at times, provide a broad range of financial services to companies in which the Fund invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser or Subadviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Fund’s portfolio. Any compensation received by the Adviser or Subadviser and their respective affiliates for providing these services will not be shared with the Fund and could be received before the Fund realizes a return on its investment. The Adviser or Subadviser, as relevant, will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Fund, on the other hand.

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The Adviser or Subadviser, as relevant, or their respective affiliates may have revenue sharing agreements, general partner or manager stakes, or similar participation arrangements or lending relationships in place with certain Portfolio Funds and Portfolio Fund managers.

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CI Financial, Nuveen and TIAA each engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Fund’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Fund’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

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From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Subadviser has received from the SEC, the Fund and other clients for which the Subadviser provides investment management services or carries on investment activities will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Fund and such other clients, including in the case of financial distress of the investment entity.

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CI Financial and the Adviser, and the Subadviser and Nuveen and TIAA, sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles, that make investments worldwide.

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CI Financial will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for CI Financial personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even to the extent such activities are in competition with the Fund and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Fund’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Fund’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Fund invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Fund and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Fund’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Fund.

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In certain instances, and subject to compliance with an exemption to the extent relevant for a particular investment, it is possible that other accounts managed by the Subadviser or an affiliated person, or for a proprietary account of TIAA or a member of the TIAA group, may be invested in the same or similar securities as held by the Fund, and which may be acquired at different times at lower or higher prices. Those investments may also be in securities or other instruments in different parts of the company’s capital structure that differ significantly from the investments held by the Fund including with respect to material terms and conditions, including without limitation seniority, interest rates, dividends, voting rights and participation in liquidation proceeds. Consequently, in certain instances these investments may be in positions or interests which are potentially adverse to those taken or held by the Fund. In such circumstances, measures will be taken by the Subadviser to address such actual or potential conflicts, which may include, as appropriate, establishing an information barrier between or among the applicable personnel of the relevant affiliated persons, requiring recusal of certain personnel from participating in decisions that give rise to such conflicts, or other protective measures as shall be established from time to time to address such conflicts. In addition, TIAA and other client accounts of the Subadviser, in connection with an advisory relationship with the Subadviser, may be a limited partner investor in many of the private equity funds that own the portfolio companies in which the Fund will invest or TIAA (and other private clients managed by the Subadviser and its affiliates) may otherwise have a relationship with the private equity funds or portfolio companies, which may give rise to certain conflicts or limit the Fund’s ability to invest in such portfolio companies. TIAA (and other private clients managed by the Subadviser and its affiliates) may also hold passive equity co-investments in such private equity funds or portfolio companies owned by such fund, or in holding companies elsewhere in the capital structure of the private equity fund or portfolio company, which may give rise to certain conflicts for the investment professionals when making investment decisions.

•
There is no limitation or restriction on the Adviser, Subadviser or their respective affiliates with regard to the services each may perform for others or the businesses in which each may engage which may give rise to additional conflicts of interest.

•
The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Fund even though their investment objectives are similar to the Fund’s.

•
To the extent not restricted by confidentiality requirements or applicable law, the Adviser and or Subadviser will, from time to time, apply experience and information gained in providing services to the Fund’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Fund or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or Subadviser as relevant, or their respective affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Fund) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Fund.

•
As a registered investment company, the Fund may be limited in its ability to invest in any investment in which the Adviser, Subadviser or their respective affiliates’ other clients have an investment. The Fund will also be limited in its ability to co-invest with the Adviser, Subadviser or one or more of their respective affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. The Fund will co-invest with affiliates of the Subadviser in reliance upon the exemptive order that the Subadviser obtained from the SEC permitting co-investment with other funds managed by the Subadviser or its affiliates in a manner consistent with the Fund’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements established by the conditions of the exemption.

•
To the extent permitted by applicable law, TIAA and its affiliates and investment funds and accounts advised, managed or controlled by TIAA and its affiliates (the “Other Accounts”) may hold investments in which the Fund has invested or proposes to invest. Such investments, in each case, may be made in the same or different levels of the capital structure of the relevant investment. In that regard, asset managers within TIAA and its affiliates, including the Subadviser may, with respect to certain Other Accounts they manage, compete for securities that are suitable for the Fund and Other Accounts managed by the Subadviser. As a result, it is possible that such Other Accounts, rather than the Fund, will be successful in acquiring such securities. In addition, it is contemplated that TIAA will seek to invest for its own account in investment opportunities that may be suitable for the Fund (either directly or indirectly through a separate advisory arrangement with the Subadviser).

•
The Fund depends to a significant extent on the Adviser’s access to the investment professionals and senior management of its affiliates and the information and deal flow generated by the investment professionals and senior management of CI Financial during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Fund’s investments. The Fund’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

•
The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, CI Financial does not establish information barriers between its internal investment teams. Trading by CI Financial on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by CI Financial to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by CI Financial or CI Financial personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Fund, which could adversely impact the Fund, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of CI Financial in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Fund. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Fund. In certain circumstances, the Fund or the Adviser will engage an independent agent to dispose of securities of issuers in which CI Financial could be deemed to have material non-public information on behalf of the Fund. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to CI Financial in respect of the relevant issuer.

•
The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Fund. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Fund from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Fund. In addition, the Adviser could come into the possession of information through these new businesses that limits the Fund’s ability to engage in potential transactions.

•	The structure of the Subadviser Incentive Fee in the event of a termination of the Subadviser could result, in certain circumstances, in a disincentive for the Adviser to recommend such a termination.
•
The 1940 Act limits the Fund’s ability to invest in, or hold securities of, companies that are controlled by funds managed by the Adviser, Subadviser and their respective affiliates. Any such investments could create conflicts of interest between the Fund, the Adviser and/or Subadviser and their respective affiliates. Each will also have, or enter into, advisory relationships with other advisory clients that could lead to circumstances in which a conflict of interest between such advisory clients could exist or develop. In addition, to the extent that another client of the Adviser, Subadviser or their respective affiliates holds a different class of securities than the Fund, the interest of such client and the Fund might not be aligned. As a result of these conflicts and restrictions, the Adviser or Subadviser could be unable to implement the Fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser and/or Subadviser could choose to exit these investments prematurely and, as a result, the Fund would forgo any future positive returns associated with such investments.

•
Certain other CI Financial client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Fund, or compete with, or have interests adverse to, the Fund. This type of conflict could affect the prices and availability of the securities or interests in which the Fund invests. CI Financial will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other CI Financial client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other CI Financial client accounts or proprietary accounts and the Fund or the regulatory status of other CI Financial client accounts and any related restrictions or obligations imposed on CI Financial as a fiduciary thereof. Such advice and actions could adversely impact the Fund.

•
CI Financial, for its own account or for the account of other CI Financial clients, could enter into real estate-related transactions with Fund portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by CI Financial to manage related conflicts.

•
The 1940 Act prohibits the Fund from participating in certain transactions with certain of its affiliates. The Fund generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser, the Subadviser or their respective affiliates. The 1940 Act also prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Fund. If a person acquires more than 25% of the Fund’s voting securities, the Fund will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or from entering into prohibited joint transactions with such persons. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser or Subadviser that are not subject to similar restrictions under the 1940 Act.

•
The Fund’s Shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders relate to or arise from, among other things, the nature of investments made by the Fund, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the Shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser or Subadviser, including with respect to the nature or structuring of investments, which could be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In addition, the Fund could make investments that have a negative impact on related investments made by the Fund in separate transactions. In selecting and structuring investments appropriate for the Fund, the Adviser or Subadviser, as relevant, will consider the investment and tax objectives of the Fund and its Shareholders as a whole, not the investment, tax or other objectives of any Shareholder individually.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with CI Financial will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Fund and another affiliated fund, the Adviser will represent the interests of the Fund and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer-term course of dealing among the Fund and the other affiliated fund. As with all conflicts involving the Fund, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Fund. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Fund.

INVESTMENT RESTRICTIONS
Fundamental Restrictions
The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act, means the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting at which more than 50% of the Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the Fund’s outstanding voting securities). Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The investment restrictions and other policies described herein do not apply to Portfolio Funds. The Fund’s fundamental policies are as follows:
1.
Borrowing Money. The Fund will not borrow money, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

2.
Senior Securities. The Fund will not issue senior securities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

3.
Underwriting. The Fund will not act as an underwriter of securities within the meaning of the Securities Act, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4.
Concentration. The Fund will not “concentrate” its investments in an industry, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

5.
Real Estate. The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

6.
Commodities. The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

7.
Loans. The Fund will not make loans to other persons, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

The following are interpretations of the fundamental investment policies of the Fund and may be revised without approval of the Fund’s Shareholders, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:
Borrowing Money. Under current law as interpreted by the SEC and its staff, the Fund may borrow from: (a) a bank or other person, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.
Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness. The Fund’s limitation with respect to issuing senior securities is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.
Concentration. Under current SEC and SEC staff interpretation, the Fund would “concentrate” its investments if more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, in repurchase agreements collateralized by U.S. government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity (which will be subject to restriction) or (2) investments in issuers domiciled in a single jurisdiction provided that the Fund does not invest greater than 25% in a particular industry. For purposes of this investment restriction, Portfolio Funds are not considered part of any industry or group of industries. The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund may not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.
Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate but does require that every investment company have a fundamental investment policy governing such investments. The Fund’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Fund from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).
Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities but does require that every investment company have a fundamental investment policy governing such investments. The Fund may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.
Loans. Under current law as interpreted by the SEC and its staff, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Fund may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
Portions of the Fund’s fundamental investment restrictions (i.e., the references to “except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time”) provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board to respond efficiently to these kinds of developments without the delay and expense of a Shareholder meeting.
Non-Fundamental Restrictions
The Fund’s investment objective and investment strategies are not fundamental and may be changed by the Board without Shareholder approval.

MANAGEMENT OF THE FUND
Board of Trustees
The Fund is governed by a Board of Trustees, which has overall responsibility for monitoring the Fund’s investment program and its management and operations. A majority of the Trustees are “Independent Trustees” who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Adviser and Subadviser.
Below is a list of the Fund’s Trustees and their present positions and principal occupations during the past five (5) years. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this Confidential Private Placement Memorandum.
Trustees of the Fund
Name, Date of Birth and Address[10]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past five (5) Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee[11]	Other Directorships Held by Trustee
Interested Trustee
Paul Platkin 1966	President and Trustee	Indefinite term; Since 2024	Investment Manager at Corient	None	None
Independent Trustees
Joshua Barlow 1978	Trustee	Indefinite term; Since 2024	Managing Director and Founder of Valhalla Fiduciary	None	Axonic Strategic Income Fund Axonic Alternative Income Fund

Matthew Forstenhausler 1959	Trustee	Indefinite term; Since 2024	Partner – Ernst & Young 1981 to 2019, Retired	None	Wilshire Mutual Funds, Inc., Wilshire Variable Insurance Trust, Sound Point Meridian Capital, Inc. Sierra Income Fund (2020 to 2022).

10 Each Trustee may be contacted by writing to the Trustee, c/o Segall Bryant & Hamill, LLC, 2 South Biscayne Boulevard, Suite 3200, Attn: General Counsel.
11 As of the date of this Confidential Private Placement Memorandum, there are no other funds in the Fund Complex.

George Morriss 1947	Trustee	Indefinite term; Since 2024	Trustee – Neuberger Berman Mutual Funds	None	1WS Credit and Income Fund, 2018-Present Thrivent Church Loan Income Fund, 2017-2023

Experience of Trustees
The Board has concluded, based on experience, qualifications and attributes, that each Trustee should serve as a Trustee. The following is a brief summary of the information that led to and/or supports this conclusion.
Paul Platkin. Mr. Platkin is a Partner at Corient. He leads the due diligence efforts for private investments on Corient’s and CI’s alternative platforms. As part of Mr. Platkin’s 30 years of investment experience, he was previously co-CIO of RegentAtlantic Capital, LLC prior to its acquisition by Corient. Prior to that, Mr. Platkin served as CIO at Hillview Capital from 2016 to 2019, when the firm combined with RegentAtlantic Capital, LLC. Before this, Mr. Platkin spent three years as CIO of Gruss & Co., a substantial single-family office located in New York and Florida. From 2003 through 2012, Mr. Platkin served as CIO of Robeco-Sage Capital Management (subsequently Arden-Sage, after it was acquired), a $2 billion multi-strategy hedge fund-of-funds manager. Mr. Platkin began his financial career at General Motors in 1994, where he spent almost a decade working at both the Treasurer’s Office and General Motors Asset Management, a $90 billion pension manager. Mr. Platkin holds an MBA in Finance and International Business from Columbia Business School and a BSBA in Finance from Georgetown University. Mr. Platkin is a Chartered Financial Analyst.
Joshua Barlow. Mr. Barlow is the Managing Director and Founder of Valhalla Fiduciary, LLC which he launched in June 2018.  Mr. Barlow previously was at PAAMCO from March 2006 through June 2018.  Mr. Barlow was the Head of Operational Due Diligence and Accounting and the Chief Financial Officer of PAAMCO Select where he was responsible on a global basis for operational due diligence on investment fund managers and for all aspects of fund accounting, and where he served as head of PAAMCO’s Valuation Committee. In addition, Mr. Barlow served as a board member on many of PAAMCO’s fund vehicles. Mr. Barlow spent two years in the firm’s London office as the CFO of PAAMCO Europe, during which he led Business and Investment Operations for both PAAMCO Europe and PAAMCO Asia and helped to launch PAAMCO’s Singapore office. Prior to PAAMCO, Mr. Barlow was a Senior Auditor at Deloitte & Touche, LLP. Mr. Barlow holds the following certifications: Certified Public Accountant (CPA) and Chartered Alternative Investment Analyst (CAIA). Mr. Barlow graduated from Brigham Young University Marriott School of Business with a BS in Accounting.
Matthew Forstenhausler. Mr. Forstenhausler has served on our Board of Directors and as Chairperson of the Audit Committee since November 2024. Previously, Mr. Forstenhausler spent 38 years with Ernst & Young LLP (“EY”), in a variety of leadership and senior audit partner roles, from July 1981 to July 2019. He served as a trusted advisor to boards, audit committees and senior management throughout his tenure with EY and has in-depth expertise working with mutual funds, exchange-traded funds (ETFs), business development companies (BDCs) and asset management companies. Mr. Forstenhausler’s experience spans accounting, finance, compliance, tax, regulatory and operations. Mr. Forstenhausler has served as an Independent Director for Sound Point Meridian Capital, Inc. since August 2024 and is chairperson of the Audit Committee. Mr. Forstenhausler has served as an Independent Director for Wilshire Mutual Funds, Inc. since March 2023 and is chairperson of the Audit Committee. He also serves as a board member of the other funds in the Wilshire funds complex since 2023. Mr. Forstenhausler served as a director of the Sierra Income Fund from 2020 to 2022. Mr. Forstenhausler received a Bachelor of Arts in Accounting from Rowan University and is a Certified Public Accountant.

George Morriss. Mr. Morriss has experience in senior management and as chief financial officer of a financial services company. Mr. Morriss has investment management experience as a portfolio manager managing personal and institutional funds. Mr. Morriss has served as a member of a committee of representatives from companies listed on NASDAQ. Mr. Morriss has served on the board of another mutual fund complex. Mr. Morriss has served as a member of the board of funds of hedge funds. Mr. Morriss has an advanced degree in finance.
Trustee Beneficial Ownership of Fund Shares
The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the Fund Complex as of November 1, 2024.12
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities Overseen by the Trustees in the Fund Complex
Interested Trustee
Paul Platkin	None	None
Independent Trustees
Joshua Barlow	None	None
Matthew Forstenhausler	None	None
George Morriss	None	None

Compensation of Trustees
The Fund’s Independent Trustees will be compensated by an annual retainer. The following is the estimated compensation paid to the Trustees for the fiscal year ended March 31, 2024, assuming the Fund would have been in existence for a full fiscal year.
Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from Fund Complex Paid to Trustees
Interested Trustee[13]
Paul Platkin	$0	$0
Independent Trustees
Joshua Barlow	$30,000	$30,000
Matthew Forstenhausler	$30,000	$30,000
George Morriss	$30,000	$30,000

Board Committees
In addition to serving on the Board, the Independent Trustees also serve on the following committees, which have been established by the Board to handle certain designated responsibilities. The Board has designated a chair of each committee. The Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or dissolve any committee as it deems necessary and in the Fund’s best interest.

12 “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Exchange Act.
13 The Interested Trustee is not compensated by the Fund or the Fund Complex for his services.

Audit Committee. The members of the Fund’s Audit Committee (the “Audit Committee”) are Joshua Barlow, Matthew Forstenhausler and George Morriss, each of whom meets the independence standards established by the SEC for audit committees and is independent for purposes of the 1940 Act. Matthew Forstenhausler serves as chair of the Audit Committee. The Board has determined that each of Joshua Barlow, Matthew Forstenhausler and George Morriss is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a written charter and meets periodically as necessary. The Audit Committee is responsible for selecting, engaging and discharging the Fund’s independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with the Fund’s independent registered public accounting firm, approving professional services provided by the Fund’s independent registered public accounting firm (including compensation therefor), reviewing the independence of the Fund’s independent registered public accounting firm and reviewing the adequacy of the Fund’s internal controls over financial reporting. No member of the Audit Committee is an “interested person” of the Fund.
Nominating Committee. The members of the Fund’s Nominating Committee (the “Nominating Committee”) are Joshua Barlow, Matthew Forstenhausler and George Morriss, each of whom meets the independence standards established by the SEC for governance committees and is independent for purposes of the 1940 Act. Joshua Barlow serves as chair of the Nominating Committee. The Nominating Committee operates pursuant to a written charter and meets periodically as necessary. The Nominating Committee is responsible for selecting, researching, and nominating trustees for election by Shareholders, periodically reviewing the composition of the Board in light of the current needs of the Board and the Fund, and determining whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience. The Nominating Committee will consider proposed nominations for trustees by Shareholders who have sent nominations (which include the biographical information and the qualifications of the proposed nominee) to the president of the Fund, as the Nominating Committee deems appropriate. No member of the Nominating Committee is an “interested person” of the Fund.
Board Leadership Structure
The Board is currently composed of four Trustees, three of whom are Independent Trustees. The Fund’s business and affairs are managed under the direction of its Board. Among other things, the Board sets broad policies for the Fund and approves the appointment of the Fund’s Administrator and officers. The role of the Board, and of any individual Trustee, is one of oversight and not of management of the Fund’s day-to-day affairs.
Under the Fund’s By-Laws, the Board may designate one of the Trustees as chair to preside over meetings of the Board and meetings of Shareholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Paul Platkin serves as Chair of the Board and is an Interested Trustee by virtue of his employment relationship with an affiliate of the Adviser. The Board believes that it is in the best interests of the Fund and its Shareholders for Paul Platkin to serve as Chair of the Board because of his significant experience in matters of relevance to the Fund’s business. George Morriss presently serves as the lead Independent Trustee, which the Board believes is an appropriate means to seek to address any potential conflicts of interest that may arise from the Chair’s status as an Interested Trustee. The Board believes that flexibility to determine its Chair and to recognize its leadership structure is in the best interests of the Fund and its Shareholders at this time.
All of the Independent Trustees play an active role on the Board. The Independent Trustees compose a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Trustee has an equal involvement in the actions and oversight role of the Board and equal accountability to the Fund and its Shareholders. The Independent Trustees are expected to meet separately (i) as part of each regular Board meeting and (ii) with the Fund’s Chief Compliance Officer, as part of at least one Board meeting each year.
The Board believes that its leadership structure is the optimal structure for the Fund at this time. The Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of the Fund.

Board Role in Risk Oversight
The Trustees meet periodically throughout the year to discuss and consider matters concerning the Fund and to oversee the Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). The Board implements its risk oversight function both as a whole and through its committees. The Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Fund’s activities. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s and the Adviser’s activities, including reports regarding the Fund’s investment portfolio and financial accounting and reporting. The Board also receives a quarterly report from the Fund’s chief compliance officer, who reports on the Fund’s compliance with the federal and state securities laws and its internal compliance policies and procedures as well as those of the Adviser, and the Fund’s Administrator. The Audit Committee’s meetings with the Fund’s independent registered public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with the Adviser to receive reports regarding the Fund’s operations, including reports on certain investment and operational risks, and the Independent Trustees are encouraged to communicate directly with senior members of Fund management.
The Board believes that this role in risk oversight is appropriate. The Board believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Fund, the Adviser and the Fund’s other service providers.
Adviser
Segall Bryant & Hamill, LLC serves as the Adviser, subject to the ultimate oversight of, and any policies established by, the Board, pursuant to the terms of the Advisory Agreement with the Fund. Pursuant to the Advisory Agreement, the Adviser manages the Fund’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund’s officers and trustees regularly. The Adviser or its parent also provides the office space, facilities, equipment and personnel necessary to perform the following services for the Fund: SEC compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; and certain administrative and clerical services, including certain accounting services and maintenance of certain books and records.
The Adviser is a registered investment advisor established in 1994. The Adviser provides discretionary and non-discretionary investment management and advisory services of domestic and international equity, domestic fixed income, alternative investments and custom solutions to clients which include but are not limited to individuals, corporations, foundations, endowments, public funds, multi-employer plans through separate accounts, wrap programs, unified managed programs, U.S.-registered investment companies and other commingled vehicles. The Adviser also provides subadvisory services to other registered investment advisers. The Adviser is located at 10 S Wacker Dr, Suite 3100, Chicago, IL 60606, and its telephone number is 305-786-6577.
Subadviser
Churchill Asset Management LLC will serve as the sole and exclusive Subadviser managing the day-to-day investment of the PE Assets portion of the Fund’s portfolio. The Subadviser is an investment adviser registered under the Advisers Act, manages over $50 billion in committed capital, and manages numerous private investment funds and business development companies.14 The Subadviser is a subsidiary of Nuveen Private Capital LLC, a controlled subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is a direct, wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is the indirect parent company of the Subadviser. Nuveen’s US-based middle market private capital investment activity is conducted exclusively through the Subadviser. Together, Nuveen and the Subadviser provide investors with a focused strategy for capitalizing on opportunities in the middle market, extensive market knowledge and a differentiated platform that can offer institutional investors access to opportunities not easily replicated by traditional asset classes and that may serve as a tool for portfolio diversification.

14 The term “committed capital” refers to the capital committed to client accounts in the form of equity capital commitments from investors, as well as committed, actual or expected financing from leverage providers (including asset-based leveraged facilities, notes sold in the capital markets or any capital otherwise committed and available to fund investments that comprise assets under management). For purposes of this calculation, both drawn and undrawn equity and financing commitments are included. In determining committed capital in respect of funds and accounts that utilize internal asset-based leverage (e.g., levered funds and CLO warehouses), committed capital calculations utilize a leverage factor that assumes full utilization of such asset-based leverage in accordance with the account’s target leverage ratio as disclosed to investors. In determining committed capital in respect of the Subadviser’s management of an institutional separate account for its parent company, TIAA, (i) committed capital in respect of private equity fund interests includes commitments made by TIAA to such strategy over the most recent 10 years, and the net asset value of all such investments aged more than 10 years, (ii) committed capital in respect of equity co-investments, junior capital investments, structured capital investments, and senior loans includes the commitment made by TIAA for the most recent year, and the outstanding principal balance of investments made in all preceding years, and (iii) committed capital in respect of secondaries includes commitments made by TIAA, which includes the aggregate commitment made by TIAA since the inception of the strategy in 2022 and inclusive of the current year’s allocation. In determining committed capital in respect of the Subadviser’s management of institutional separate accounts for third party institutional clients, committed capital includes the aggregate commitments made by such third-party clients, so long as such commitments remain subject to recycling. Thereafter, outstanding principal balance is used in respect of any applicable commitment (or portion thereof) that has expired. Due to the foregoing, committed capital figures may be adjusted over the course of a financial period, based on accounts transitioning the calculation methodology from capital commitment to invested capital.

An active middle market investor, the Subadviser manages a large and diversified portfolio comprised of private equity fund commitments, direct equity co-investments, junior secured and mezzanine capital debt instruments, and first lien senior secured loans. The Subadviser believes that it has historically maintained a conservative approach to investing with structural protections, modest leverage, and top tier private equity sponsorship. The Subadviser believes that it has built a strong brand in the middle market and deep relationships with sponsor partners based on trust and reliability over various cycles.
The investment activity of the Fund will be conducted by the Subadviser, acting through its Private Equity and Junior Capital platform. The Private Equity and Junior Capital team is comprised of experienced middle-market private equity professionals who the Subadviser believes have developed a strong track record of fundraising and investing over business cycles.
Investment Management Team
The investment professionals of the Adviser and the Subadviser who have primary responsibility for day-to-day management and oversight of the Fund are Paul Platkin, Jason Strife, Anne Philpott, Derek Fricke and Nicholas Lawler.
ADVISER
Paul Platkin, Partner, Alternatives Due Diligence
Paul is a Partner at Corient. He leads the due diligence efforts for private investments on Corient’s and CI’s alternative platforms. As part of Paul’s 30 years of investment experience, he was previously co-CIO of RegentAtlantic Capital, LLC prior to its acquisition by Corient. Prior to that, Paul served as CIO at Hillview Capital from 2016 to 2019, when the firm combined with RegentAtlantic Capital, LLC. Before this, Paul spent three years as CIO of Gruss & Co., a substantial single-family office located in New York and Florida. From 2003 through 2012, Paul served as CIO of Robeco-Sage Capital Management (subsequently Arden-Sage, after it was acquired), a $2 billion multi-strategy hedge fund-of-funds manager. Paul began his financial career at General Motors in 1994, where he spent almost a decade working at both the Treasurer’s Office and General Motors Asset Management, a $90 billion pension manager. Paul holds an MBA in Finance and International Business from Columbia Business School and a BSBA in Finance from Georgetown University. Paul is a Chartered Financial Analyst.

SUBADVISER
Jason Strife, Senior Managing Director and Head of Junior Capital & Private Equity
Jason leads Churchill Asset Management’s private equity and junior capital platform, including executing strategic initiatives, capital raising, sourcing investments, firm management, and portfolio construction for six mandates that provide debt and equity capital into the U.S. private equity middle market. Jason is a member of the firm’s Operating Committee and is Investment Committee Chair for six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries, and junior loans.

Prior to joining Churchill Asset Management, Jason was a Principal at Bison Capital, a Los Angeles based firm focused on junior capital investments. Prior to Bison Capital, Jason was an Associate at Weston Presidio, a private equity firm focused on growth capital and LBOs. Prior to Weston Presidio, Jason worked in the M&A group of Wachovia, executing private equity transactions.
Jason graduated from Wake Forest University with a Bachelor of Science in Analytical Finance and a Master’s in Accounting, where he earned a scholarship for his graduate studies and passed the CPA examination. He currently sits on the Board of Visitors of the Wake Forest business school, and is involved with numerous boards and strategic committees, including at the Charlotte Latin School and the Congaree Global Golf Initiative.
Anne Philpott, Managing Director, Private Equity & Junior Capital
Anne is a Managing Director on the Private Equity and Junior Capital team at Churchill Asset Management, where she is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Anne is also a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans. Previously, Anne was a Senior Director on the Private Equity and Junior Capital team at Nuveen. Ms. Philpott joined TIAA in 2005 and began her career as an Associate in the Private Placements group. As part of the Private Placements team she acted as a lead originator and portfolio manager for a variety of domestic and international high grade corporate debt investments.
Anne holds a B.S. in Economics from the University of Pennsylvania, and is a CFA charter holder and member of the CFA Institute.
Derek Fricke, Senior Managing Director, Private Equity & Junior Capital
Derek serves as a Managing Director on the Private Equity and Junior Capital team for Churchill Asset Management, where he is actively involved in sourcing and executing investments in junior capital and equity co-investments, as well as investments in private equity funds. Derek is a member of the firm’s Operating Committee and a member of the Private Equity and Junior Capital team’s Investment Committee overseeing six private equity and junior capital mandates, including LP commitments, equity co-investments, structured capital, secondaries and junior capital loans.
Derek initially joined the team in 2013, when the group was operating as part of Churchill Asset Management’s parent Company, TIAA and subsequently Nuveen. Prior to joining the organization, Derek spent several years as an investment team member at Chrysalis Ventures, a $400 million venture capital firm investing in early-stage healthcare services, business services, and technology companies. Previously, Derek was an active mezzanine capital and equity investor in middle-market media and technology companies as an investment team member at BIA Digital Partners. Derek began his career in investment banking in Atlanta, GA with SunTrust Robinson Humphrey.
Derek is a graduate of the University of North Carolina at Chapel Hill, where he earned a Bachelor of Science degree in Business Administration from the Kenan-Flagler School of Business.
Nicholas Lawler, Managing Director and Head of Secondaries
Nick serves as a Managing Director and Head of Secondaries on the Private Equity and Junior Capital team at Churchill, based in Chicago. His responsibilities include oversight of origination, underwriting and portfolio management activities for secondary investments. Prior to joining Churchill in 2022, he spent 10 years at 50 South Capital Advisors, LLC, the alternative investment arm of Northern Trust Corporation, where he was a Senior Vice President and helped build and lead the firm’s secondaries business. Nick also served on 50 South Capital’s Diversity, Equity, and Inclusion Committee. Before joining 50 South Capital, he was a member of Northern Trust’s Global Opportunities in Leadership Development program on the Investments Track – Northern’s functional and management training program. Nick joined Northern Trust in 2008 and began his career in Wealth Management.
Nick holds a B.A. in Political Science and minor in History from Boston College, where he was a member of the men’s varsity golf team, competing in the Atlantic Coast Conference.

Portfolio Managers
The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies: (i) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and (ii) the total AUM of such companies, vehicles and accounts, as well as the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.
ADVISER
(as of June 30, 2024)
Paul Platkin
($ in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	-	$-	-	$-
Pooled Investment Vehicles Other Than Registered Investment Companies	11	$258.3	8	$119.2
Other Accounts	-	$-	-	$-

SUBADVISER
(as of December 31, 2023)

Jason Strife
($ in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	-	$-	-	$-
Pooled Investment Vehicles Other Than Registered Investment Companies(1)	19	$6,238	17	$6,095
Other Accounts	1	$12,676	-	$-
(1) Includes investment companies that have elected to be regulated as business development companies under the 1940 Act.

Anne Philpott
($ in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	-	$-	-	$-
Pooled Investment Vehicles Other Than Registered Investment Companies	17	$3,977	15	$3,834
Other Accounts	1	$12,676	-	$-

Derek Fricke
($ in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	-	$-	-	$-
Pooled Investment Vehicles Other Than Registered Investment Companies	17	$3,977	15	$3,834
Other Accounts	1	$12,676	-	$-

Nicholas Lawler
($ in millions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Registered Investment Companies	-	$-	-	$-
Pooled Investment Vehicles Other Than Registered Investment Companies	1	$604	1	$604
Other Accounts	1	$312	-	$-

Portfolio Manager Compensation
Compensation for all of the Adviser’s investment professionals generally consists of base salary, profit sharing, and incentive compensation. Investment professionals are eligible for a performance-based bonus (incentive compensation), which emphasizes long-term performance. Importantly, this compensation is based on the performance of the aggregate portfolio and not the performance of the individual investment professional. Individual incentive allocation is merit-based and determined by the investment team’s director with final approval from the Adviser’s President.
None of the Subadviser’s investment professionals receive any direct compensation from the Fund in connection with the management of the Fund’s portfolio. Certain members of the Subadviser’s investment committee, through their financial interests in the Subadviser, are entitled to a portion of the profits earned by the Subadviser, which includes any fees payable to the Subadviser under the terms of the Subadvisory Agreement, less expenses incurred by the Subadviser in performing its services under the Subadvisory Agreement.
Securities Ownership of Portfolio Managers
As of November 1, 2024, the portfolio managers of the Fund beneficially owned the following amounts of common shares of the Fund:
Portfolio Manager	Dollar Range of Equity Securities Owned
Paul Platkin	None
Jason Strife	None
Anne Philpott	None
Derek Fricke	None
Nicholas Lawler	None

Advisory Agreement
The Fund entered into an advisory agreement dated November 15, 2024, with the Adviser (the “Advisory Agreement”). In consideration of the advisory and other services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.25% based on the value of the Fund’s net assets, calculated and accrued monthly as of the last business day of each month (the “Management Fee”). The Adviser will pay the Subadviser the Subadviser Fee out of the Management Fee.
For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s assets will be calculated prior to the inclusion of the Management Fee and Adviser Incentive Fee (if any, as discussed below) payable to the Adviser or to any purchases or repurchases of Shares or any distributions by the Fund. The Management Fee will be payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter. The Management Fee is paid to the Adviser out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.
The Adviser also potentially may receive an Adviser Incentive Fee. At the end of each calendar year, the Adviser will be entitled to receive an Adviser Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Adviser Incentive Fee and Loss Recovery Account, the term “net profits” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the end of such year, (B) the aggregate repurchase price of all Shares repurchased by the Fund during such year and (C) the amount of dividends and other distributions paid in respect of the Fund during such year and not reinvested in additional Shares through the DRP exceeds (ii) the sum of (X) the NAV of the Fund as of the beginning of such year and (Y) the aggregate issue price of Shares of the Fund issued during such year (excluding any Shares issued in connection with the reinvestment through the DRP of dividends paid, or other distributions made, by the Fund through the DRP).
The Fund will maintain a Loss Recovery Account, which will have an initial balance of zero at the beginning of each year and will be (i) increased upon the close of each calendar month of the Fund by the amount of the net losses of the Fund for the month, before giving effect to any repurchases or distributions for such month, and (ii) decreased (but not below zero) upon the close of each calendar month by the amount of the net profits of the Fund for the month. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the NAV of the Fund as of the beginning of such month and (B) the aggregate issue price of Shares of the Fund issued during such month (excluding any Shares issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the DRP) exceeds (ii) the sum of (X) the NAV of the Fund as of the end of such month, (Y) the aggregate repurchase price of all Shares repurchased by the Fund during such month and (Z) the amount of dividends and other distributions paid in respect of the Fund during such month and not reinvested in additional Shares through the DRP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares. For purposes of the “net losses” calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Adviser Incentive Fees are accrued monthly and paid annually.
For the avoidance of doubt, any change in the NAV of the Fund directly as a result of subscriptions or repurchases during each measurement period are not included for purposes of the “net profits” or “net losses” calculations.
The Adviser has agreed to waive its portion of the Management Fee and the Adviser Incentive Fee (if any) for all investors for the first twelve (12) full months of the Fund’s operation. However, the Subadviser Fee and the Subadviser Incentive Fee (if any) are not subject to any waiver and will be borne by the Fund.
A discussion regarding the basis for the approval of the Advisory Agreement and the Subadvisory Agreement by the Board will be available in the Fund’s first report to Shareholders. The basis for any subsequent continuation of the Fund’s Advisory Agreement and Subadvisory Agreement will be provided in the annual or semi-annual reports to Shareholders for the periods during which such continuations occur.

In addition to the fees paid to the Adviser, the Fund pays all fees, costs and expenses fairly allocable to the Fund, related to the activities, business, operations or actual or potential investments of the Fund, including without limitation: (a) fees, costs and expenses of outside counsel, accountants, auditors, appraisers, valuation experts, rating agencies, consultants, administrators, custodians, depositaries, trustees and other similar outside advisors and service providers (including servicing companies in which CI Financial or its affiliates or eligible partners, members, managing directors, directors, officers or employees of CI Financial, the Adviser or their respective affiliates (collectively, “CI Financial Personnel”) have an interest) with respect to the Fund and its potential and actual investments, and including the cost of any valuation of, or any fairness opinion relating to, any investment or other asset or liability or potential transaction, of the Fund; (b) fees, costs and expenses of identifying, sourcing, investigating (and conducting diligence with respect to), evaluating, structuring, consummating, registering, holding, rating, monitoring or disposing potential and actual portfolio investments, including (i) brokerage commissions, clearing and settlement charges, investment banking fees, bank charges, custodial fees, placement, syndication and solicitation fees, arranger fees, expenses relating to short sales, sales commissions, and other investment, execution, closing and administrative fees, costs and expenses, (ii) any travel-related costs and expenses incurred in connection therewith (including costs and expenses of accommodations and meals, costs and expenses related to attending trade association meetings, conferences or similar meetings for purposes of evaluating actual or potential investment opportunities, and with respect to travel on non-commercial aircraft, costs of travel at a comparable business class commercial airline rate) including any such expenses incurred in connection with attendance at meetings of relevant investment committees and portfolio management committees, (iii) expenses associated with portfolio and risk management including hedging transactions and related costs, (iv) fees, costs and expenses incurred in the organization, operation, administration, restructuring or dissolution, liquidation and termination of any entities through which the Fund makes investments (including costs associated with establishing and maintaining a permanent residence in certain jurisdictions, such as employee compensation and benefits, allocable rent and other overhead of entities established to manage or administer such entities including entities in which CI Financial or its affiliates have an interest); and (v) fees, costs and expenses of outside counsel, accountants, auditors, consultants and other similar advisors and service providers incurred in connection with designing, implementing and monitoring participation by portfolio companies or other issuers in compliance and operational “best practices” programs and initiatives; (c) any taxes, fees or other governmental charges levied against the Fund or on its income or assets or in connection with its business or operations including the business or operations of any entities through which the Fund invests and preparation expenses in connection with such governmental charges (which includes the preparation and filing of any forms, schedules, filings, information or other documents necessary to avoid the imposition of withholding or other taxes pursuant to any applicable tax reporting obligation and report of foreign bank and financial accounts) or to otherwise comply with applicable tax reporting obligations; (d) fees, costs and expenses incurred in connection with any audit, examination, investigation or other proceeding by any taxing authority or incurred in connection with any governmental or regulatory inquiry, investigation or proceeding, in each case, involving or otherwise applicable to the Fund, including the amount of any judgments, settlements, remediation or fines paid in connection therewith, excluding, for the avoidance of doubt, any fine or penalty paid by the Adviser or its affiliates to a governmental body of competent jurisdiction on the basis of a finding that the Adviser or such affiliate has breached a fiduciary duty to the Fund (for the avoidance of doubt, the foregoing does not include any fine or penalty related to activities taken by the Adviser or its affiliates on behalf of the Fund); (e) expenses of the Board and its members (including (i) travel, accommodation, meal, event, entertainment and other similar fees, costs and expenses in connection with any meetings of the Board and (ii) the fees, costs and expenses of any legal counsel or other advisors retained by, or at the direction or for the benefit of, the Board); (f) fees, costs and expenses of holding any annual or other shareholder meeting; (g) the portion fairly allocable to the Fund of fees, costs and expenses incurred in connection with legal, regulatory and tax services provided on behalf of the Fund, its investments and portfolio companies and compliance with U.S. federal, state, or local law, or other non-U.S. law or other law and regulation relating to the Fund’s activities (including expenses relating to the preparation and filing of regulatory filings of the Fund); and expenses and fees incurred in connection with establishing, implementing, monitoring and/or measuring the impact of any environmental, social and governance (“ESG”) policies and programs, including all fees, costs, and expenses incurred in connection with reporting on such ESG policies and programs or otherwise evaluating the Fund’s or its portfolio investments’ or prospective portfolio investments’ achievement of any ESG objectives; (h) fees, costs and expenses associated with the Fund’s administration, including in relation to receiving capital from and making distributions to Shareholders, the administration of assets, financial planning and treasury activities, the representation of the Fund, the preparation and delivery of all Fund financial statements, tax returns, distribution notices, other reports and notices and other required or requested information provided to Shareholders (including the fees, costs and expenses of any other third-party administrator that provides accounting and administrative services to the Fund), fees, costs and expenses incurred to audit such reports, provide access to such reports or information (including through a website or other portal) and any other operational, secretarial or postage expenses relating thereto or arising in connection with the distribution thereof (and including, in each case, technology development and support with respect to such activities and other administrative support therefor), and allocable compensation and overhead of CI Financial Personnel engaged in the aforementioned activities and CI Financial Personnel providing oversight of any third party administrator engaged in the aforementioned activities; (i) principal, interest on and fees, costs and expenses relating to or arising out of all borrowings made by the Fund, including fees, costs and expenses incurred in connection with the negotiation and establishment of the relevant credit facility, other indebtedness, guarantee, line of credit, loan commitment, letter of credit, equity commitment letter, hedging guarantee or similar credit support or other indebtedness involving the Fund or any investment or relevant arrangements with respect to such borrowings or related to securing the same by mortgage, pledge, or other encumbrance and the fees, costs and expense of any amendments or modifications of such arrangements, and other fees, costs and expenses in respect of derivative contracts (including any payments under, and any margin expenses relating to, such derivative contracts or any posting of margin or collateral with respect to such derivative contracts); (j) fees, costs and expenses relating to a transfer of Shares (but only to the extent not paid or otherwise borne by the relevant transferring shareholder and/or the transferee); (k) fees, costs and expenses related to procuring, developing, implementing or maintaining information technology, data subscription and license-based services, research publications, materials, equipment and services, computer software or hardware and electronic equipment used in connection with providing services to the Fund (including reporting as described herein), in connection with identifying, investigating (and conducting diligence with respect to) or evaluating, structuring, consummating (including license fees and maintenance costs for workflow technology that facilitates the closing of investments by, among other things, managing allocations, conflicts of interest and compliance with law, all in accordance with policies and procedures established by CI Financial and its affiliates), holding, monitoring, or disposing of potential and actual investments, or in connection with obtaining or performing research related to potential or actual investments, industries, sectors, geographies or other relevant market, economic, geopolitical or similar data or trends, including risk analysis software; (l) premiums and fees for insurance for the benefit of, or allocated to, the Fund (including directors’ and officers’ liability, errors and omissions or other similar insurance policies, and any other insurance for coverage of liabilities incurred in connection with the activities of, or on behalf of, the Fund) including an allocable portion of the premiums and fees for one or more “umbrella” policies that cover the Fund and, to the extent applicable, costs of ERISA fidelity bonds, if applicable; (m) expenses of any actual or potential litigation or other dispute related to the Fund or any actual or potential investment or portfolio company (including expenses incurred in connection with the investigation, prosecution, defense, judgment or settlement of litigation and the appointment of any agent for service of process on behalf of the Fund or the Shareholders) and other extraordinary expenses related to the Fund or actual or potential investment or portfolio company (including fees, costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles in the United States (or such other accounting standards as are otherwise required)) excluding for the avoidance of doubt, any expenses with respect to which an indemnitee would not be entitled to indemnification or advancement; (n) fees, costs and expenses required under or otherwise related to the Fund’s indemnification obligations, including advancement of any such fees, costs or expenses to persons entitled to such indemnification, or other matters that are the subject of indemnification or contribution; (o) fees, costs and expenses incurred in connection with dissolving, liquidating and terminating the Fund; (p) all other costs and expenses of the Fund in connection with the activities, business or operation of the Fund and its potential and actual investments; (q) in the case of each of the foregoing items in this definition, all similar items in connection with any other investor fund vehicle, feeder fund, portfolio companies or entities through which the Fund makes any investment, to the extent not otherwise paid or borne by such other fund vehicle, feeder fund, portfolio companies or entities; and (r) all other costs and expenses of the Fund in connection with the business or operation of the Fund and its investments, including organizational and offering expenses. For the avoidance of doubt, fund expenses may include any of the fees, costs, expenses and other liabilities described above incurred in connection with services provided, or other activities engaged in, by the Adviser and its affiliates, in addition to third parties. In determining the amount of fund expenses that may be fairly allocable to the Fund and to any other fund advised by the Adviser or its affiliates that participate in investments with the Fund, the Adviser will allocate such fund expenses in a manner that is consistent with an allocation methodology established by the Adviser and its affiliates.
Subadvisory Agreement
The Adviser entered into a subadvisory agreement dated November 15, 2024, with the Subadviser (the “Subadvisory Agreement”). Under the terms of the Subadvisory Agreement, the Subadviser is responsible for managing the PE Assets portion of the assets of the Fund, subject to the supervision and control of the Board and the Adviser. The Subadviser implements such programs by purchases and sales of securities, including the placing of orders for such purchases and sales, and regularly reports to the Adviser and the Board with respect to the implementation of such programs. The Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the efficient conduct of its duties.
In return for its services, the Subadviser will receive from the Adviser a subadvisory fee (the “Subadviser Fee”) of: 0.50% per annum on gross subadvised assets up to $249,999,999, 0.45% per annum on incremental gross subadvised assets between $250,000,000 and $499,999,999 and 0.40% per annum on incremental gross subadvised assets exceeding $500,000,000; provided, that the preceding fee schedule will apply only if gross subadvised assets equal or exceed $50,000,000 and otherwise the subadvisory fee will be 0.85% per annum. The Subadviser Fee will be payable in arrears within thirty (30) business days after the completion of the NAV computation for the month at the end of the relevant quarter.
The Subadviser also potentially may receive from the Fund a Subadviser Incentive Fee calculated and paid on realization of each PE Asset as follows. Upon a Realization, proceeds from such Realization will be apportioned in the following order:  (i) first, 100% to the Fund until the Fund has received proceeds under this clause (i) equal to the sum of (a) the amount the Fund has invested in the PE Asset experiencing the Realization; plus (b) without duplication of amounts described in the foregoing clause (a), (A) Fund expenses incurred specifically in (X) initially making the PE Asset investment and (Y) obtaining the Realization of such PE Asset, and (B) an amount equal to the Subadviser Fee paid to the Subadviser to date with respect to such PE Asset, net of any amounts previously distributed under this sub-clause (B); (ii) second, 100% to the Fund until the Fund has received an amount equal to the Preferred Return; (iii) third, 100% to the Fund, on a dollar for dollar basis, of any Subadviser Memo Account that has not been recouped by the Fund in later Realizations of PE Assets through operation of this clause (iii); (iv) fourth, 100% to the Subadviser until the Subadviser has received 10% of the amount making up the Fund’s Preferred Return; and (v) thereafter, 90% to the Fund and 10% to the Subadviser.
For purposes of the Subadviser Memo Account, the amount of “net losses” shall be calculated taking into account amounts invested by the Fund in PE Assets as determined according to clause (i) above.
In the event the Subadvisory Agreement is terminated prior to the realization of all of the PE Assets, then the Subadviser Incentive Fee will become due and payable in respect of each PE Asset, whereby each PE Asset will be deemed to have undergone a Realization upon the effective date of such termination at a sale or liquidation value equal to the current fair value at which the Fund holds each such PE Asset at such time. In any such event, the Fund will pay such amounts due reasonably promptly following such termination and not more than ninety (90) days thereafter.

The Subadvisory Agreement may be amended by the parties to the agreement, provided that the amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (except as noted below) and by the vote of a majority of the Independent Trustees. The required Shareholder approval of any amendment to the Subadvisory Agreement shall be effective with respect to the Fund if a majority of the outstanding voting securities of the Fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of the Fund.
Officers of the Fund
Below is a list of the officers of the Fund and their present positions and principal occupations during the past five (5) years. Officers are annually elected by the Trustees.
Name, Age and Address[15]	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five (5) Years
Paul Platkin, 1966	President, Trustee	Indefinite, since November 5, 2024	Investment Manager at Corient

Lyuba Docheva, 1989	Secretary	Indefinite, since November 5, 2024	Investment funds attorney at Corient; Investment funds attorney at Cerberus Capital Management LP; Investment funds attorney at Skadden, Arps, Slate, Meagher & Flom LLP

Alexander Adair, 1983	Treasurer	Indefinite, since November 5, 2024	Senior Director, Finance and Alternative Investments at Corient; Associate Director, Accounting and Operational Due Diligence at PAAMCO

Jasper Frontz, 1968	Chief Compliance Officer, Anti-Money Laundering Officer	Indefinite, since November 5, 2024	Chief Compliance Officer, Segall Bryant & Hamill, LLC

The Fund’s officers do not receive compensation from the Fund.
Control Persons and Principal Holders of Securities
A control person is a person who beneficially owns more than 25% of the voting securities of a company. As of the date of this Confidential Private Placement Memorandum, no Shareholder, to the knowledge of the Fund, owned beneficially or of record more than 5% of the Shares.

15 Each officer may be contacted by writing to the officer, c/o Segall Bryant & Hamill, LLC, 2 South Biscayne Boulevard, Suite 3200, Miami, Florida 33131, Attn: General Counsel.

ERISA CONSIDERATIONS
Persons or any other arrangements subject to ERISA who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan, or other ERISA plan or the Code (collectively, “Plan”) should consider, among other things, the matters described below before determining whether to invest in the Fund. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA plan, including prudence, diversification, prohibited transactions, and other standards. In determining whether a particular investment is appropriate for an ERISA plan, Department of Labor regulations provide that a fiduciary of an ERISA plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current total return of the portfolio relative to the anticipated cash flow needs of the ERISA plan and the proposed investment in the Fund, the income taxes of the investment, and the projected return of the Fund relative to the ERISA plan’s funding objectives. Before investing the assets of an ERISA plan in the Fund, an ERISA plan fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. If a fiduciary with respect to any such ERISA plan breaches his or her responsibilities with regard to selecting an investment or an investment course of action for such ERISA plan, the fiduciary may be held personally liable for losses incurred by the ERISA plan as a result of such breach. Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be “plan assets” of the ERISA plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA plan that becomes a Shareholder of the Fund, solely as a result of the ERISA plan’s investment in the Fund.
The Board requires an ERISA plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for the ERISA plan’s investments, are aware of and understand the Fund’s investment objective, policies, and strategies; that the decision to invest Plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the ERISA plan; and that the decision to invest Plan assets in the Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.
Certain prospective Plan investors may currently maintain relationships with the Adviser, the Subadviser or one or more Portfolio Fund managers, or with other entities that are affiliated with the Adviser or such Portfolio Fund managers. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Plan to which it provides investment management, investment advisory, or other services. ERISA and Code Section 4975 prohibit Plan assets to be used for the benefit of a party in interest and also prohibit a Plan fiduciary from using its position to cause the Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the Fund is a transaction that is prohibited by ERISA or the Code. Plan fiduciaries of a Plan should not permit an investment in the Fund with plan assets if the Adviser or any of its affiliates has discretionary authority or renders investment advice with respect to such assets if the investment would constitute a non-exempt prohibited transaction under Title I of ERISA or Code Section 4975. In addition, it is possible that the Fund may be owned by a “party in interest” under Section 3(14) of ERISA or a “disqualified person” under Section 4975 of the Code in a way that could make the Fund itself a “party in interest” or “disqualified person,” such that transactions with the Fund could give rise to prohibited transactions requiring an exemption. Plan investors should consult with their legal advisors to determine the extent to which the purchase, holding or other transaction in respect of the Fund’s interests would require such an exemption from Section 406 of ERISA or Section 4975 of the Code. Each Plan investor will be deemed to have represented and warranted that its purchase of any interests in the Fund and any other transactions with the Fund will not result in a non-exempt prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code.
The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Shares.
Each prospective investor that is a Plan will be required to represent and warrant that the acquisition and holding of Shares does not and will not constitute or result in a non-exempt prohibited transaction under Title I of ERISA or Code Section 4975.

TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by U.S. Shareholders, and, to a limited extent, non‑U.S. Shareholders. This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax‑exempt organizations, partnerships, Shareholders who are not U.S. persons (as defined in the Code), Shareholders liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes. Prospective Shareholders should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.
In addition to the particular matters set forth in this section, tax‑exempt entities should review carefully those sections of this Confidential Private Placement Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.
Taxation of the Fund
The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay U.S. federal income tax on income and capital gains distributed to Shareholders. In order to qualify as a RIC, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a RIC and, for each taxable year, it distributes to its Shareholders an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax‑exempt interest, if any, over certain related expenses, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gains” (the excess of net long-term capital gain over net short-term capital loss), distributed to Shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax‑exempt interest, and net capital gain.
If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the Shareholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income (as described below) in the case of individual and other non‑corporate Shareholders and (ii) for the dividends received deduction in the case of corporate Shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.
Distributions to Shareholders
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. In general, distributions will be taxable to Shareholders for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares. The Fund expects that its dividend distributions will be taxable to Shareholders at ordinary income rates, except with respect to any distributions of qualified dividend income, which would be eligible to be taxed at capital gain rates. The Fund’s distributions of its net capital gain will be taxable to individual Shareholders as long-term capital gain, regardless of the length of time the Shareholders have held their Shares. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax‑free return of capital to the extent of (and in reduction of) the Shareholders’ tax bases in their Shares and any such amount in excess of their bases will be treated as gain from the sale of Shares, as discussed below.

Certain income distributions paid by the Fund to individual taxpayers are taxed at rates applicable to net long-term capital gains (currently 20%, 15% or 0%, depending on an individual’s tax bracket). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. Qualified dividend income would consist of dividends paid to the Fund by U.S. corporations and certain qualifying non-U.S. corporations, provided the Fund meets certain holding period requirements with respect to its Shares in those corporations. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify as qualified dividend income.
Shareholders are generally taxed on any dividends from the Fund in the year they are actually distributed. But dividends declared in October, November or December of a year, and paid in January of the following year, will generally be treated for federal income tax purposes as having been paid to Shareholders on the preceding December 31.
If the Fund retains any net capital gains for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to Shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.
An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes net gains from the disposition of investment property, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investments.
An investor should be aware that, if Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Shares, in effect resulting in a taxable return of some of the purchase price.
An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual Shareholders.
Shareholders who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on dividends paid by the Fund. Capital gain distributions, if any, are not subject to the 30% withholding tax. Exemptions from this withholding tax are also provided for dividends properly designated as interest related dividends or as short-term capital gain dividends paid by the Fund with respect to its qualified net interest income or qualified short-term gain. Under legislation known as the Foreign Account Tax Compliance Act (“FATCA”), a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a foreign entity unless the foreign entity enters into an agreement with either the IRS or a governmental authority in its own country, as applicable, to collect and provide substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above) or dividends, in each case with respect to any U.S. investment. The withholding tax regime went into effect on July 1, 2014 with respect to U.S.-source income. Proposed regulations (having current effect) eliminate the application of the withholding tax that was scheduled to begin in 2019 with respect to U.S.-source investment sale proceeds. Foreign investors should consult their own tax advisors regarding the impact of FATCA on their investment in the Fund.

The Fund will inform its Shareholders of the source and status of each distribution made in a given calendar year after the close of such calendar year.
Gain from Repurchases of Shares
The sale of Shares pursuant to a tender offer will be a taxable transaction for U.S. federal income tax purposes, either as a “sale or exchange,” or under certain circumstances, as a “dividend.” Under Code Section 302(b), a sale of Shares pursuant to a tender offer generally will be treated as a “sale or exchange” if the receipt of cash by the Shareholder: (a) results in a “complete termination” of the Shareholder’s interest in the Fund, (b) is “substantially disproportionate” with respect to the Shareholder, or (c) is “not essentially equivalent to a dividend” with respect to the Shareholder. In determining whether any of these tests has been met, Shares actually owned, as well as Shares considered to be owned by the Shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for “sale or exchange” treatment is met, a Shareholder will recognize gain or loss equal to the difference between the price paid by the Fund for the Shares purchased in the tender offer and the Shareholder’s adjusted basis in such Shares. If such Shares are held as a capital asset, the gain or loss will generally be capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non‑corporate taxpayers is generally (i) the same as the applicable ordinary income rate for capital assets held for one year or less or (ii) either 15% or 20% for capital assets held for more than one year, depending on whether the individual’s income exceeds certain threshold amounts.
If the requirements of Section 302(b) of the Code are not met, amounts received by a Shareholder who sells Shares pursuant to a tender offer will be taxable to the Shareholder as a “dividend” to the extent of such Shareholder’s allocable share of the Fund’s current or accumulated earnings and profits. To the extent that amounts received exceed such Shareholder’s allocable share of the Fund’s current and accumulated earnings and profits, such excess will constitute a non‑taxable return of capital (to the extent of the Shareholder’s adjusted basis in its Shares), and any amounts in excess of the Shareholder’s adjusted basis will constitute taxable capital gain. Any remaining adjusted basis in the Shares tendered to the Fund will be transferred to any remaining Shares held by such Shareholder. In addition, if a tender of Shares is treated as a “dividend” to a tendering Shareholder, a constructive dividend under Section 305(c) of the Code may result to a non‑tendering Shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender.
Any payments (including constructive dividends) to a tendering Shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation that does not hold his, her or its Shares in connection with a trade or business conducted in the United States (a “Foreign Shareholder”) that are treated as dividends for U.S. federal income tax purposes under the rules set forth above, will generally be subject to U.S. withholding tax at the rate of 30% (unless a reduced rate applies under an applicable tax treaty). A tendering Foreign Shareholder who realizes a capital gain on a tender of Shares will not be subject to U.S. federal income tax on such gain, unless the Shareholder satisfies the “Substantial Presence Test” (i.e., the Shareholder is an individual who is physically present in the United States for one hundred eighty-three (183) days or more and certain other conditions exist). Such persons are advised to consult their own tax advisor. Special rules may apply in the case of Foreign Shareholders (i) that are engaged in a U.S. trade or business, (ii) that are former citizens or residents of the United States or (iii) that have a special status for U.S. federal tax purposes, such as “controlled foreign corporations,” corporations that accumulate earnings to avoid U.S. federal income tax, and certain foreign charitable organizations. Such persons are advised to consult their own tax advisor. Certain Foreign Shareholder entities may also be subject to withholding tax at the rate of 30% under FATCA unless they have provided the Fund with a duly completed W‑8BEN‑E (or other applicable type of W‑8) certifying their compliance with or exemption from FATCA.
The Fund generally will be required to withhold tax at the rate of 24% (“backup withholding”) from any payment to a tendering Shareholder that is an individual (or certain other non‑corporate persons) if the Shareholder fails to provide to the Fund its correct taxpayer identification number or otherwise establish an exemption from the backup withholding tax rules. A Foreign Shareholder generally will be able to avoid backup withholding with respect to payments by the Fund that are treated as made in exchange for tendered Shares only if it furnishes to the Fund a duly completed Form W‑8BEN (or other applicable type of W‑8), signed under penalty of perjury, stating that it (1) is a nonresident alien individual or a foreign corporation, partnership, estate or trust, (2) has not been and does not plan to be present in the United States for a total of one hundred eighty-three (183) days or more during the calendar year, and (3) is neither engaged, nor plans to be engaged during the year, in a United States trade or business that has effectively connected gains from transactions with a broker or barter exchange. Backup withholding is not an additional tax, and any amounts withheld may be credited against a Shareholder’s U.S. federal income tax liability.

Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other Shares of the Fund within a period of sixty-one (61) days beginning thirty (30) days before and ending thirty (30) days after the Shares are disposed of, such as pursuant to a dividend reinvestment in Shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the Shares acquired.
UBTI
Under current law, the Fund generally serves to “block” (that is, prevent the attribution to Shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax‑exempt Shareholders. Notwithstanding this “blocking” effect, a tax‑exempt Shareholder of the Fund could realize UBTI by virtue of its investment in the Fund if Shares in the Fund constitute debt-financed property in the hands of the tax‑exempt Shareholder within the meaning of Code Section 514(b). A tax‑exempt Shareholder also may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or equity interests in taxable mortgage pools.
Certain Withholding Taxes
The Fund may be subject to foreign withholding taxes on income or gains attributable to securities of issuers located in foreign countries. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.
State and Local Taxes
In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Shareholders are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.
Information Reporting and Backup Withholding
After the end of each calendar year, Shareholders will be sent information regarding the amount and character of distributions received from the Fund during the year. The Fund (or its administrative agent) is required to report to the IRS and furnish to Shareholders the cost basis information and holding period for the Fund’s Shares that are repurchased by the Fund. The Fund will permit Shareholders to elect from among several permitted cost basis methods. Unless a Shareholder contacts the Fund to make an election, the Fund will use a default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.
Information returns generally will be filed with the IRS in connection with distributions with respect to the Shares unless Shareholders establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. If Shareholders do not establish that they are exempt from these rules, they generally will be subject to backup withholding on these payments (at the current rate of 24%) if they fail to provide their taxpayer identification number or otherwise comply with the backup withholding rules. The amount of any backup withholding from a payment to Shareholders will be allowed as a credit against their U.S. federal income tax liability and may entitle Shareholders to a refund, provided that the required information is timely furnished to the IRS.
Other Taxes
The foregoing is a summary of some of the tax rules and considerations affecting Shareholders and the Fund’s operations, and it does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisors regarding any proposed investment in the Fund. A Shareholder may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Shareholders. It is the responsibility of each Shareholder to file all appropriate tax returns that may be required.

As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within sixty (60) days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Shareholders may also receive additional periodic reports regarding the Fund’s operations.
Each prospective Shareholder is urged to consult with his or her tax advisor with respect to any investment in the Fund.
ADMINISTRATOR AND TRANSFER AGENT
UMB Fund Services, Inc. serves as administrator to the Fund (the “Administrator”). Under the administration agreement, the Administrator is responsible for generally managing the administrative affairs of the Fund. The Fund has engaged UMB Fund Services, Inc. as the Fund’s transfer agent (the “Transfer Agent”). The Transfer Agent is located at 235 West Galena Street, Milwaukee, Wisconsin 53212.
PLACEMENT AGENT
Foreside Financial Services, LLC is the Fund’s placement agent for the Shares (the “Placement Agent”) and serves in that capacity on a best-efforts basis, subject to various conditions. The Placement Agent is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.
CUSTODIAN
The Fund has engaged UMB Bank, n.a. as the Fund’s custodian (the “Custodian”). The Custodian will hold cash, securities, and other assets of the Fund as required by the 1940 Act. The Custodian is located at 928 Grand Blvd., 10th Floor, Kansas City, Missouri 64106.
LEGAL MATTERS
K&L Gates LLP serves as counsel to the Fund and its Independent Trustees.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP (the “Auditor”) serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. The Auditor is located at One Manhattan West, New York, New York 10001.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Subject to the general supervision of the Board and the provisions of the Advisory Agreement and the Subadvisory Agreement relating to the Fund, the Adviser makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Adviser is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.
The Advisory Agreement for the Fund provides that the Adviser will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreement authorizes the Adviser to cause any of the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Exchange Act (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Adviser in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Adviser with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.
Transactions on U.S. and international stock exchanges and equity securities traded over-the-counter involve the payment of negotiated brokerage commissions. The Adviser negotiates standard commission rates used for executing equity trades that are on a per share basis. The cost of transactions executed on international stock exchanges are generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Fund include a Research Arrangement. The Adviser estimates that approximately 33% for domestic and international equities of the commission paid for trades where the Adviser receives proprietary Research is for the cost of execution, with the balance attributable to the Research received. “Third party” Research involves the executing broker providing the independent Research generated by a third party in exchange for commission dollars. In these cases, the Adviser negotiates the execution cost with the executing broker. The Adviser estimates that approximately 10% to 33% of the commission paid is for the cost of execution, with the balance attributable to the Research received.
To constitute eligible “research services” such services must qualify as “advice,” “analyses” or “reports.” To determine that a service constitutes research services, the Adviser must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Adviser may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service). When this occurs, the Adviser will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Fund, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Adviser.
Many over-the-counter issues, including corporate debt, government securities and municipal securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up. Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.
The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.
The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of Shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs. High portfolio turnover may result in the realization of substantial net capital gains.

The Subadviser will generally acquire and dispose of investments in privately negotiated transactions. As a result, the Subadviser will infrequently use brokers in the normal course of business. Although these transactions will not involve brokers or brokerage commissions, assignment fees are often charged by an administrative agent for particular loans. Fees may be payable when buying and selling bank loans. The Subadviser may buy or sell securities directly from or to a dealer acting as principal at prices that include markups or markdowns.
PROXY VOTING POLICY AND PROXY VOTING RECORD
The Board has delegated the day-to-day responsibility to the Adviser and the Subadviser to vote the Fund’s proxies with respect to portfolio investments that each advises. The Adviser and the Subadviser each vote proxies according to the respective proxy voting policies and procedures currently in effect as of the date of this Confidential Private Placement Memorandum, summaries of which appear below. These guidelines are reviewed periodically by the Adviser and the Subadviser as well as the Board, and, accordingly, are subject to change.
Adviser Proxy Policies
The Adviser relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions maintained on clients’ behalf and for which the Adviser has voting authority. Annually, the Adviser reviews ISS’ independence and its Proxy Voting Guidelines. The Adviser follows ISS’ General Guidelines on most issues for shareholder votes.
In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the Adviser’s investment clients, the Adviser can and will override ISS’ recommendation through a manual vote. If more than one investment team holds the security, the decision to override should be authorized by a member of each investment team. The final authorization to override an ISS recommendation must be approved by the Chief Compliance Officer or President of the Adviser. A written record supporting the decision to override the ISS recommendation will be maintained.
Generally, for stocks traded on foreign exchanges, the Adviser will exercise its voting authority. However, if the Adviser believes that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue or for any other reason that seeks to optimize the benefit to the client, the Adviser may not exercise its voting authority after considering all relevant factors.
For any matters subject to proxy vote for mutual funds in which the Adviser is an affiliated party, the Adviser will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.
Client information is automatically recorded in ISS’ system for recordkeeping. ISS provides the necessary reports for the Fund to prepare its Form N-PX annually.
You may obtain a copy of the Fund’s and the Adviser’s proxy voting policy by calling 305-786-6577 or by writing to Segall Bryant & Hamill, LLC c/o Corient at 2 South Biscayne Boulevard, Suite 3200, Miami, Florida 33131. A copy of the policies will be mailed to you within three days of receipt of your request. You may also obtain a copy of the policies from the Fund’s documents filed with the SEC, which are available on the SEC’s website at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to Shareholders free of charge upon request by calling or writing the Fund as described above.
Subadviser Proxy Policies
The Subadviser will vote all proxies relating to our portfolio securities in the best interest of Shareholders. The Subadviser reviews on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by the Fund. Although the Subadviser will generally vote against proposals that may have a negative impact on the Fund’s portfolio investments, the Subadviser may vote for such a proposal if there exist compelling long-term reasons to do so. The Subadviser will abstain from voting only in unusual circumstances and where there is a compelling reason to do so. The Subadviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth in its policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

The Subadviser’s proxy voting decisions are made by members of its investment team who are responsible for monitoring each investment overseen by the Subadviser. Any actual or potential conflicts of interest between the Fund and the Subadviser arising from the proxy voting process will be addressed by the application of the Subadviser’s proxy voting procedures. In the event the Subadviser determines that a conflict of interest cannot be resolved under the Subadviser’s proxy voting procedures, the Subadviser is responsible for notifying the Board or the Audit Committee of such irreconcilable conflict of interest and assisting the Board or the Audit Committee with any actions it determines are necessary.
You may obtain information about how the Subadviser voted proxies by making a written request for proxy voting information to: 375 Park Avenue, 9th Floor, New York, NY 10152.
Proxy Voting Records
The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record is also available to Shareholders free of charge upon request by calling or writing the Fund as described above.
CODES OF ETHICS
The Fund and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements. In addition, the code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
FINANCIAL STATEMENTS
The Fund sends Shareholders unaudited semiannual and audited annual reports within sixty (60) days after the close of the period covered by the report, or as otherwise required by the 1940 Act.
ADDITIONAL INFORMATION
A Registration Statement on Form N-2, including any amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. This Confidential Private Placement Memorandum does not contain all of the information set forth in the Registration Statement, such as the exhibits and schedules thereto. For further information with respect to the Fund and the Shares, reference is made to the Registration Statement. Statements contained in this Confidential Private Placement Memorandum as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

PART C: OTHER INFORMATION
Item 25. Financial Statements and Exhibits

(1)	Financial Statements: Not applicable
(2)	Exhibits:
	(a)	(1) Certificate of Trust*
(2) Declaration of Trust*
	(b)	By-Laws*
	(c)	Not applicable
	(d)	See Items 25(2)(a)(2) and 25(2)(b)
	(e)	Dividend Reinvestment Plan*
	(f)	Not applicable
	(g)	(1) Investment Advisory Agreement between the Registrant and Segall Bryant & Hamill, LLC*
(2) Investment Subadvisory Agreement between the Registrant, Segall Bryant & Hamill, LLC and Churchill Asset Management LLC*
	(h)	Not applicable
	(i)	Not applicable
	(j)	Form of Custody Agreement between the Registrant and UMB Bank, n.a.*
	(k)	(1) Form of Administration Agreement between the Registrant and UMB Fund Services, Inc.*
(2) Expense Limitation and Reimbursement Agreement between the Registrant and Segall Bryant & Hamill, LLC*
(3) Form of Transfer Agency and Shareholder Services Agreement between the Registrant and UMB Fund Services, Inc.*
(4) Form of Placement Agent Agreement between the Registrant and Foreside Financial Services, LLC*
(5) Form of Escrow Agreement between the Registrant and UMB Fund Services, Inc. and UMB Bank, n.a.*
	(l)	Not applicable
	(m)	Not applicable
	(n)	Not applicable
	(o)	Not applicable
	(p)	Not applicable
	(q)	Not applicable
	(r)	(1) Code of Ethics of the Registrant*
(2) Code of Ethics of Segall Bryant & Hamill, LLC*
(3) Code of Ethics of Churchill Asset Management LLC*
	(s)	Not applicable
*	Filed herewith.

Item 26. Marketing Arrangements
Reference is made to the Placement Agent Agreement filed herewith.

Item 27. Other Expenses of Issuance or Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:
Legal fees and expenses	$550,000
Total	$550,000

Item 28. Persons Controlled by or Under Common Control with the Registrant
None.
Item 29. Number of Holder of Securities
As of November 1, 2024:
Title of Class	Number of Record Holders
Class I Shares	None

Item 30. Indemnification
Reference is made to Article V of Registrant’s Declaration of Trust filed herewith.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of Investment Adviser
The descriptions of Segall Bryant & Hamill, LLC under the caption “Management of the Fund” in the confidential private placement memorandum of this registration statement are incorporated by reference herein. Information as to the directors and officers of Segall Bryant & Hamill, LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Segall Bryant & Hamill, LLC in the last two years is incorporated by reference to the information contained in the Form ADV of the Segall Bryant & Hamill, LLC filed with the SEC pursuant to the 1940 Act (SEC No. 801-47232, IARD/CRD# 106505). The Adviser’s principal business address is 10 S Wacker Dr, Suite 3100, Chicago, IL 60606.
The descriptions of Churchill Asset Management LLC under the caption “Management of the Fund” in the confidential private placement memorandum of this registration statement are incorporated by reference herein. Information as to the directors and officers of Churchill Asset Management LLC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Churchill Asset Management LLC in the last two years is incorporated by reference to the information contained in the Form ADV of the Churchill Asset Management LLC filed with the SEC pursuant to the 1940 Act (SEC No. 801-81144, IARD/CRD# 175092). The Subadviser’s principal business address is 375 Park Avenue, New York, New York 10152.
Item 32. Location of Accounts and Records
The books, accounts and other documents required by Section 31(a) under the 1940 Act, and the rules promulgated thereunder will be maintained at the offices of:
(1)	Corient Registered Alternatives Fund, 2 South Biscayne Boulevard, Suite 3200, Miami, Florida 33131;

(2)	UMB Fund Services, Inc. 235 West Galena Street Milwaukee, Wisconsin 53212;
(3)	Segall Bryant & Hamill, LLC, 10 S Wacker Dr, Suite 3100, Chicago, IL 60606; and
(4)	Churchill Asset Management LLC, 375 Park Avenue, New York, New York 10152.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
Not applicable.

SIGNATURE
Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, and the State of New York, on the 18th day of November, 2024.

CORIENT REGISTERED ALTERNATIVES FUND
(A Delaware statutory trust)

By: /s/ Paul Platkin
Name: Paul Platkin
Title: President